Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT American Government Income Fund


This prospectus explains what you should know about Putnam VT American Government Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 4  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 5  Financial highlights


[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.


A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES -- U.S. GOVERNMENT BONDS

We invest mainly in bonds that

* are obligations of the U.S. government, its agencies and instrumentalities,

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by the credit of a federal agency or government sponsored entity, such as Fannie Mae mortgage-backed bonds, and

* have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of the fund's net assets in U.S. government securities. We may invest up to 20% of its net assets in mortgage-backed investments of private issuers rated AAA or its equivalent, at the time of purchase, by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality.


MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is not backed by the full faith and credit of the U.S. government.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001      6.82%


Year-to-date performance through 3/31/2002 was 0.15%. During the periods shown in the bar chart, the highest return for a quarter was 5.05% (quarter ending 9/30/01) and the lowest return for a quarter was -0.34% (quarter ending 12/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                            1 year    (2/1/00)
-------------------------------------------------------------------------------
Class IA                                      6.82%      9.85%
Class IB                                      6.64%      9.68%
Lehman Intermediate Treasury Bond Index       8.16%      9.78%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 2001. The fund's performance is compared to the Lehman Intermediate Treasury Bond Index, an unmanaged index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.


What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam American Government Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam American Government Income Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT American Government Income Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in U.S. government bonds, although we may also invest in mortgage-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.


A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give its issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. U.S. government investments generally have the least credit risk but are not completely free of credit risk. Other bonds in which the fund may invest are subject to varying degrees of risk. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Frequent trading. We may buy or sell investments relatively often, which involves higher brokerage commissions, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in derivatives including futures, options, warrants, swap contracts, and zero-coupon bonds, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Core Fixed-Income Team has primary responsibility for the day-to-day management of the fund's portfolio.


How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.


The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                                                   Year ended
                                                                                   December 31
                                                                      --------------------------------------
                                                                             2001               2000 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $10.88             $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                                                    .48 a,b            .59 a,b

Net realized and unrealized gain (loss) on investments                          .26                .62
------------------------------------------------------------------------------------------------------------
Total from investment operations                                                .74               1.21
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                                                       --               (.22)

From net realized gain on Investments                                            -- e             (.11)
------------------------------------------------------------------------------------------------------------
Total distributions                                                             $--              $(.33)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $11.62             $10.88

Total return at net asset value (%) c                                          6.82              12.11 **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                                   $136,461            $17,992
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) d                                   .77 b              .82 b**

Ratio of net investment income to average net assets (%)                       4.23 b             5.20 b**

Portfolio turnover (%)                                                       262.05 f           336.72 **
------------------------------------------------------------------------------------------------------------

 * For the period February 1, 2000 (commencement of operations) to December 31, 2000.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses were reduced by approximately 0.19% based on average net assets for the period ended 12/31/00 and
   0.0% based on average net assets for the period ended 12/31/01, respectively.

 c Total return assumes dividend reinvestment.

 d Includes amounts paid through expense offset and brokerage service arrangements.

 e Amount represents less than $0.01 per share.

 f Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)
                                                                                   Year ended
                                                                                   December 31
                                                                      --------------------------------------
                                                                             2001               2000 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $10.87             $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                                                    .47 a,b            .54 a,b

Net realized and unrealized gain (loss) on investments                          .25                .66
------------------------------------------------------------------------------------------------------------
Total from investment operations                                                .72               1.20
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                                                       --               (.22)

From net realized gain on investments                                            -- e             (.11)

From return of capital                                                           --                 --
------------------------------------------------------------------------------------------------------------
Total distributions                                                             $--              $(.33)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $11.59             $10.87

Total return at net asset value (%) c                                          6.64              11.98 **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                                    $73,366             $7,690
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) d                                   .99 b              .95 b**

Ratio of net investment income to average net assets (%)                       4.12 b             5.21 b**

Portfolio turnover (%)                                                       262.05 f           336.72 **
------------------------------------------------------------------------------------------------------------

 * For the period February 1, 2000 (commencement of operations) to December 31, 2000.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses were reduced by approximately 0.19% based on average net assets for the period ended 12/31/00 and
   0.0% based on average net assets for the period ended 12/31/01, respectively.

 c Total return assumes dividend reinvestment.

 d Includes amounts paid through expense offset and brokerage service arrangements.

 e Amount represents less than $0.01 per share.

 f Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                              82005 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT Diversified Income Fund

This prospectus explains what you should know about Putnam VT Diversified Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.



    CONTENTS

 2  Fund summary (including Goal, Main investment strategies,
    Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 5  How to buy and sell fund shares

 6  Distribution Plan

 6  How does the fund price its shares?

 6  Fund distributions and taxes

 7  Financial highlights


[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of three broad measures of market performance. Performance of class IB shares for the period prior to April 6, 1998 is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that

* are obligations of corporations and governments worldwide,

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% - 65% of the fund's net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector: lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment-grade and lower-rated securities.

We will not invest less than 15% of the fund's net assets in U.S.
government securities.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments in which the fund may invest may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


1994    -4.23%
1995    19.13%
1996     8.81%
1997     7.38%
1998    -1.37%
1999     1.66%
2000     0.19%
2001     3.82%

Year-to-date performance through 3/31/2002 was 1.85%. During the periods shown in the bar chart, the highest return for a quarter was 5.97% (quarter ending 6/30/95) and the lowest return for a quarter was -4.94% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                                      Since
                                              Past       Past     inception
                                            1 year    5 years     (9/15/93)
-------------------------------------------------------------------------------
Class IA                                     3.82%      2.29%         4.34%
Class IB                                     3.51%      2.10%         4.16%
Lehman Aggregate Bond Index                  8.44%      7.43%         6.66%
Salomon Brothers Non-U.S. World
  Government Bond Index                     -3.54%      0.11%         3.50%
Credit Suisse First Boston
  High Yield Bond Index                      5.79%      3.25%         5.87%
-------------------------------------------------------------------------------

The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index that is frequently used as a broad market measure for U.S denominated investment-grade fixed-income securities; the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index of bonds issued by ten countries, excluding the United States; and the Credit Suisse First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

What are the funds' main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Diversified Income Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in multi-sector bonds. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 70% of the fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objectives may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Foreign investments. We may invest in foreign investments. The fund considers a foreign corporation to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in asset-backed securities and equity securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.68% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Core Fixed-Income Team has primary responsibility, and their members have joint responsibility, for the day-to-day management of the fund's portfolio.

How to buy and  sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price  its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS

Class IA shares
(For a share outstanding throughout the period)
                                                                          Year ended December 31
                                          --------------------------------------------------------------
                                             2001          2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $9.15         $9.92       $10.49       $11.31       $11.27
--------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss) a                .78           .80          .80          .86          .82

Net realized and unrealized
gain (loss) on investments                   (.44)         (.78)        (.63)        (.99)        (.05)
--------------------------------------------------------------------------------------------------------
Total from investment operations              .34           .02          .17         (.13)         .77
--------------------------------------------------------------------------------------------------------
Less distributions:

From net investment
income                                       (.68)         (.79)        (.74)        (.48)        (.63)

From net realized gain
on investments                                 --            --           --         (.21)        (.10)
--------------------------------------------------------------------------------------------------------
Total distributions                         $(.68)        $(.79)       $(.74)       $(.69)       $(.73)
--------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $8.81         $9.15        $9.92       $10.49       $11.31

Total return at net
asset value (%) b                            3.82           .19         1.66        (1.37)        7.38
--------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                           $491,673      $537,743     $623,737     $669,053     $608,148
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) c                              .79           .78          .78          .78          .80

Ratio of net investment income to
average net assets (%)                       8.83          8.62         7.86         7.94         7.43

Portfolio turnover (%)                     139.13 d      169.27       117.02       186.80       282.56
--------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage service arrangements.

d Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.





FINANCIAL HIGHLIGHTS

Class IB shares
(For a share outstanding throughout the period)
                                                              Year ended December 31
                                               --------------------------------------------------
                                                     2001       2000         1999         1998*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $9.11      $9.90       $10.47       $10.95
-------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss) a                        .76        .78          .78          .62

Net realized and unrealized gain
(loss) on investments                                (.45)      (.78)        (.62)       (1.10)
-------------------------------------------------------------------------------------------------
Total from investment operations                      .31         --          .16         (.48)
-------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                           (.67)      (.79)        (.73)          --
-------------------------------------------------------------------------------------------------
Total distributions                                 $(.67)     $(.79)       $(.73)         $--
-------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.75      $9.11        $9.90       $10.47

Total return at net asset value (%) b                3.51       (.07)        1.65         4.38 **
-------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                                    $92,828    $68,832      $23,182       $1,963
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) c                                     1.01        .93          .93          .69 **

Ratio of net investment income to
average net assets (%)                               8.58       8.45         7.67         5.74 **

Portfolio turnover (%)                             139.13 d   169.27       117.02       186.80
-------------------------------------------------------------------------------------------------

 * For the period April 6, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset and brokerage service arrangements.

 d Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM  INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346   82045 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT Growth and Income Fund

This prospectus explains what you should know about Putnam VT Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 6  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following the chart compares the fund's performance to that of a broad measure of market performance. Performance of class IB shares for the period prior to April 6, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and the fund is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1992       9.75%
1993      14.27%
1994       0.35%
1995      36.71%
1996      21.92%
1997      24.15%
1998      15.42%
1999       1.59%
2000       8.11%
2001      -6.16%


Year-to-date performance through 3/31/2002 was 2.78%. During the periods shown in the bar chart, the highest return for a quarter was 16.62% (quarter ending 12/31/98) and the lowest return for a quarter was -11.00% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                          -6.16%      8.11%     11.97%
Class IB                          -6.39%      7.93%     11.80%
S&P/Barra Value Index            -11.71%      9.49%     13.10%
-------------------------------------------------------------------------------

The fund's performance is compared to the Standard & Poor's/Barra Value Index, which is an unmanaged index of capitalization-weighted stocks chosen for their value orientation. The fund's performance was previously compared to the Standard & Poor's 500 Index, which is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The Standard & Poor's 500 Index was replaced by the Standard & Poor's/Barra Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-years and 10-years periods ending on 12/31/01 were -11.89%, 10.70% and 12.93% for the Standard & Poor's 500 Index.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to The Putnam Fund for Growth and Income in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks that offer the potential for current income. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.


Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.46% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Large-Cap Value Team has primary responsibility, and their members have joint responsibility, for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                                   Year ended December 31
                                               ------------------------------------------------------------
                                                  2001         2000        1999          1998         1997
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $25.85       $26.80      $28.77        $28.32       $24.56
-----------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                       .35 a        .40 a       .47 a         .44 a        .48

Net realized and unrealized gain (loss)
on investments                                   (1.94)        1.49         .01          3.77         5.07
-----------------------------------------------------------------------------------------------------------
Total from Investment operations                 (1.59)        1.89         .48          4.21         5.55
-----------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                        (.41)        (.50)       (.41)         (.50)        (.52)

From net realized gain on Investments             (.29)       (2.34)      (2.04)        (3.26)       (1.27)
-----------------------------------------------------------------------------------------------------------
Total distributions                              $(.70)      $(2.84)     $(2.45)       $(3.76)      $(1.79)
-----------------------------------------------------------------------------------------------------------
Net asset value,end of period                   $23.56       $25.85      $26.80        $28.77       $28.32

Total return at net asset value (%) b            (6.16)        8.11        1.59         15.42        24.15
-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data

Net assets, end of period (in thousands)    $7,216,388   $8,675,872  $9,567,077    $9,948,386   $8,337,334
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)        .51          .50         .50           .50          .51

Ratio of net investment income (loss) to
average net assets (%)                            1.42         1.63        1.66          1.59         2.08

Portfolio turnover (%)                           32.75        55.04       53.68         63.62        64.96
-----------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage service arrangements.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)
                                                                Year ended December 31
                                              --------------------------------------------------------
                                                  2001            2000           1999         1998 *
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $25.76          $26.75         $28.75       $28.02
------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                        29 a           .36 a          .41 a        .26 a

Net realized and unrealized gain (loss)
on investments                                   (1.93)           1.48            .04          .47
------------------------------------------------------------------------------------------------------
Total from Investment operations                 (1.64)           1.84            .45          .73
------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                        (.39)           (.49)          (.41)          --

From net realized gain on Investments             (.29)          (2.34)         (2.04)          --
------------------------------------------------------------------------------------------------------
Total distributions                              $(.68)         $(2.83)        $(2.45)         $--
------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $23.44          $25.76         $26.75       $28.75

Total return at net asset value (%) b            (6.39)           7.92           1.47         2.61 **
------------------------------------------------------------------------------------------------------

Ratios and supplemental data

Net assets, end of period (in thousands)      $709,842        $513,216        162,112        7,583
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c      .73             .65            .65          .49 **

Ratio of net investment income (loss) to
average net assets (%)                            1.22            1.47           1.55         1.20 **

Portfolio turnover (%)                           32.75           55.04          53.68        63.62
------------------------------------------------------------------------------------------------------

 * For the period from April 6, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment.

c  Includes amounts paid through expense offset and brokerage service arrangements.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346         82046 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Growth Opportunities Fund

This prospectus explains what you should know about Putnam VT Growth Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 6  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001    -31.92%


Year-to-date performance through 3/31/2002 was -4.52%. During the periods shown in the bar chart, the highest return for a quarter was 13.22% (quarter ending 12/31/01) and the lowest return for a quarter was -27.56% (quarter ending 03/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                            1 year    (2/1/00)
-------------------------------------------------------------------------------
Class IA                                    -31.92%    -28.08%
Class IB                                    -32.09%    -28.23%
Russell Top 200 Growth Index                -20.48%    -21.82%
-------------------------------------------------------------------------------

The fund's performance is compared to the Russell Top 200 Growth Index, which is an unmanaged index which measures the performance of the 200 largest companies in the Russell 1000 Index. The fund's performance was previously compared to the Standard & Poor's 500 Index, which is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance and to the Russell 1000 Growth Index, which is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates than other companies in the Russell 1000 Index. The Standard & Poor's 500 Index was replaced by the Russell Top 200 Growth Index, which is more representative of the fund's investment strategies than either the Standard & Poor's 500 Index or the Russell 1000 Index. The average annual total returns for the 1-year and since inception periods of the fund ending on 12/31/01 were -11.89% and -8.51% Standard & Poor's 500 Index and -20.42%
and -20.28% for the Russell 1000 Growth Index.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Growth
Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Large-Cap Growth Team has primary responsibility, and their members have joint responsibility, for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.


Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 12 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                                                   Year ended
                                                                                   December 31
                                                                      --------------------------------------
                                                                             2001               2000 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $7.80             $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                                                  (.01) a            (.02) a

Net realized and unrealized gain (loss) on investments                       (2.48)             (2.18)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (2.49)             (2.20)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $5.31              $7.80

Total return at net asset value (%) b                                      $(31.92)           $(22.00) **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                                   $55,646            $77,022
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c                                  .85                .80 **

Ratio of net investment loss to average net assets (%)                        (.19)              (.23) **

Portfolio turnover (%)                                                       83.13              57.60 **
------------------------------------------------------------------------------------------------------------

 * For the period February 1, 2000 (commencement of operations) to December 31, 2000.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset and brokerage service arrangements.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)
                                                                                   Year ended
                                                                                   December 31
                                                                      --------------------------------------
                                                                             2001               2000 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $7.79             $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                                                  (.02) a            (.04) a

Net realized and unrealized gain (loss) on investments                       (2.48)             (2.17)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (2.50)             (2.21)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $5.29              $7.79

Total return at net asset value (%) b                                      $(32.09)           $(22.10) **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                                   $44,521            $41,072
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c                                 1.07                .94 **

Ratio of net investment loss to average net assets (%)                        (.39)              (.39) **

Portfolio turnover (%)                                                       83.13              57.60 **
------------------------------------------------------------------------------------------------------------

 * For the period February 1, 2000 (commencement of operations) to December 31, 2000.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset and brokerage service arrangements.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                  82047 4/02



Prospectus


April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Health Sciences Fund


This prospectus explains what you should know about Putnam VT Health Sciences Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS


 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 5  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 6  Fund distributions and taxes

 6  Financial highlights


[SCALE LOGO OMITTED]


Fund summary


The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about those charges and performance data reflecting those charges and expenses.


A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of companies in the health sciences industries, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. Under normal circumstances, we invest at least 80% of the fund's net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. We invest mainly in midsized and large companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


1999     -3.93%
2000     39.14%
2001    -19.53%


Year-to-date performance through 3/31/2002 was -1.98%. During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 3/31/00) and the lowest return for a quarter was -22.55% (quarter ending 3/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                            1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IA                                    -19.53%      4.56%
Class IB                                    -19.75%      4.41%
S&P 500 Index                               -11.89%      2.20%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

What are the funds' main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Health Sciences Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.


* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.


Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.


* Industry focus. We invest primarily in companies that provide health care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and use of managed care arrangements may be more likely to adversely affect the fund.


* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.


Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.


* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.


Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.


Putnam Management's Health Sciences Team has primary responsibility, and their members have joint responsibility, for the day-to-day management of the fund's portfolio.


How to buy and sell fund shares?

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan


The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.


Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.


The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.


The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights


The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA Shares

(For a share outstanding throughout the period)
                                                                   Year ended December 31
                                              --------------------------------------------------------------
                                                        2001          2000          1999          1998 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $14.61        $10.50        $10.94        $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                               .01 a         .01 a         .01 a         .01 a,b

Net realized and unrealized gain (loss) on investments   (2.86)         4.10          (.44)          .94
------------------------------------------------------------------------------------------------------------
Total from investment operations                         (2.85)         4.11          (.43)          .95
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                                (.01)           --          (.01)         (.01)

From return of capital                                      --            --            --            -- e
------------------------------------------------------------------------------------------------------------
Total distributions                                      $(.01)          $--         $(.01)        $(.01)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $11.75        $14.61        $10.50        $10.94

Total return at net asset value (%) c                   (19.53)        39.14         (3.93)         9.51 **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)              $342,488      $497,695      $218,848      $134,436
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) d              .79           .79           .83           .61 b**

Ratio of net investment income to average net assets (%)   .09           .06           .14           .14 b**

Portfolio turnover (%)                                   53.20         49.10         82.45         39.68 **
------------------------------------------------------------------------------------------------------------

 * For the period from April 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

 a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.07% based on average net assets.

 c Total return assumes dividend reinvestment.

 d Includes amounts paid through expense offset and brokerage service arrangements.

 e Amount represents less than $0.01 per share.





FINANCIAL HIGHLIGHTS
Class IB Shares

(For a share outstanding throughout the period)
                                                                   Year ended December 31
                                              ---------------------------------------------------------------
                                                        2001          2000          1999          1998 *
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $14.58        $10.50        $10.93        $10.00
-------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                              (.02) a       (.01) a         -- a        (.01) a,b

Net realized and unrealized gain (loss) on investments   (2.86)         4.09          (.43)          .95
-------------------------------------------------------------------------------------------------------------
Total from investment operations                         (2.88)         4.08          (.43)          .94
-------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                                  --            --            -- e        (.01)

From return of capital                                      --            --            --            -- e
-------------------------------------------------------------------------------------------------------------
Total distributions                                        $--           $--           $-- e       $(.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $11.70        $14.58        $10.50         10.93

Total return at net asset value (%) c                   (19.75)        38.86         (3.90)         9.40 **
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)              $128,067      $107,991        20,162         2,129
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) d             1.01           .94           .98           .71 b**

Ratio of net investment loss to average net assets (%)    (.13)         (.10)         (.01)         (.11) b**

Portfolio turnover (%)                                   53.20         49.10         82.45         39.68 **
-------------------------------------------------------------------------------------------------------------

 * For the period from April 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

 a Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.07% based on average net assets.

 c Total return assumes dividend reinvestment.

 d Includes amounts paid through expense offset and brokerage service arrangements.

 e Amount represents less than $0.01 per share.





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For more information
about the funds of
Putnam Variable Trust


The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com


             File No. 811--5346                          82048 4/02



Prospectus


April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Income Fund
Putnam VT High Yield Fund


This prospectus explains what you should know about Putnam VT High Yield Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS


 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 2  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 6  Financial highlights


[SCALE LOGO OMITTED]


Fund summary


The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Performance of class IB shares for the period prior to April 30, 1998 for the fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about those charges and performance data reflecting those charges and expenses.


A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES -- LOWER-RATED BONDS

We invest mainly in bonds that

* are obligations of U.S. corporations

* are below investment-grade in quality (junk bonds) and

* have intermediate to long-term maturities (three years or longer).


Under normal circumstances, we invest at least 80% of the fund's net assets in securities rated below investment-grade.


MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests mainly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


1992      18.98%
1993      19.57%
1994      -0.94%
1995      18.32%
1996      12.81%
1997      14.34%
1998      -5.86%
1999       5.92%
2000      -8.45%
2001       4.00%


Year-to-date performance through 3/31/2002 was 1.87%. During the periods shown in the bar chart, the highest return for a quarter was 9.71% (quarter ending 3/31/92) and the lowest return for a quarter was -9.95% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                           4.00%      1.66%      7.40%
Class IB                           3.78%      1.53%      7.25%
Credit Suisse First Boston
High Yield Bond Index              5.79%      3.25%      7.84%
-------------------------------------------------------------------------------


The fund's performance is compared to the Credit Suisse First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

What are the fund's main investment strategies and related risks?


We generally manage the fund in a style similar to Putnam High Yield Trust in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in lower-rated bonds. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.


* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.


"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.


* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 15% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.


Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objectives may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.


Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Illiquid investments. We may invest up to 15% of the fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.


* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in derivatives including futures, options, warrants and swap contracts, equity securities, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.


Who manages the fund?


The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.67% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Core Fixed-Income High-Yield Team Team has primary responsibility, and their members have joint responsibility, for the day-to-day management of the fund's portfolio.


How to buy and sell fund shares?

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan


The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.


Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.


The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.


The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights


The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                                   Year ended December 31
                                                 ------------------------------------------------------------
                                                     2001        2000      1999         1998         1997
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $8.98      $11.09    $11.70       $13.62       $12.96
-------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income                                 .91 a     1.14 a     1.13 a       1.31 a       1.06

Net realized and unrealized gain (loss)
on investments                                       (.55)     (1.97)      (.48)       (1.98)         .65
-------------------------------------------------------------------------------------------------------------
Total from Investment operations                      .36       (.83)       .65         (.67)        1.71
-------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                          (1.26)     (1.28)     (1.26)       (1.08)        (.94)

From net realized gain on investments                  --         --         --         (.17)        (.11)

From return of capital                                 --         --         --           --           --
-------------------------------------------------------------------------------------------------------------
Total distributions                                $(1.26)    $(1.28)    $(1.26)      $(1.25)      $(1.05)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.08      $8.98     $11.09       $11.70       $13.62

Total return at net asset value (%) b                4.00      (8.45)      5.92        (5.86)       14.34
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)         $647,505   $709,534   $964,590   $1,032,892   $1,025,298
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c         .76        .74        .72          .71          .72

Ratio of net investment income to
average net assets (%)                              10.99      11.46      10.18        10.31         9.26

Portfolio turnover (%)                              81.97      69.05      52.96        52.00        84.61
-------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage service arrangements.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)
                                                                Year ended December 31
                                                 ------------------------------------------------------------
                                                     2001         2000          1999       1998 *
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $8.97       $11.08        $11.70      $12.99
-------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income                                 .88 a       1.13 a        1.11 a       .79 a

Net realized and unrealized gain (loss)
on investments                                       (.54)       (1.97)         (.47)      (2.08)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                      .34         (.84)          .64       (1.29)
-------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                          (1.25)       (1.27)        (1.26)         --
-------------------------------------------------------------------------------------------------------------
Total distributions                                $(1.25)      $(1.27)       $(1.26)        $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.06        $8.97        $11.08      $11.70

Total return at net asset value (%) b                3.78        (8.51)         5.81       (9.93) **
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)          $64,972      $38,039      $17l,646      $1,840
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c         .98          .89           .87         .58 **

Ratio of net investment income to
average net assets (%)                              10.71        11.61         10.01        7.63 **

Portfolio turnover (%)                              81.97        69.05         52.96       52.00
-------------------------------------------------------------------------------------------------------------

 * For the period April 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment.

c  Includes amounts paid through expense offset and brokerage service arrangements.





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For more information
about the funds of
Putnam Variable Trust


The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com


             File No. 811--5346    82049 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT International Growth Fund

This prospectus explains what you should know about Putnam VT International Growth Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 5  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 6  Fund distributions and taxes

 6  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Performance of class IB shares for the period prior to April 30, 1998 is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States. We first select the countries and industries we believe are attractive, then we look for companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998      18.69%
1999      60.21%
2000      -9.48%
2001     -20.41%


Year-to-date performance through 3/31/2002 was 1.34%. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                         Since
                                              Past      inception
                                            1 year      (1/2/97)
-------------------------------------------------------------------------------
Class IA                                    -20.41%      9.75%
Class IB                                    -20.61%      9.58%
MSCI EAFE Index                             -21.44%      0.89%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International Growth Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks issued by companies outside the United States. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.76% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's International Core Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares?

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA Shares

(For a share outstanding throughout the period)
                                                            Year ended December 31
                                 ----------------------------------------------------------------------------
                                          2001          2000          1999          1998          1997 *
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $17.72        $21.66        $13.52        $11.43        $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income                      .13 a         .31 a         .08 a         .11 a         .05

Net realized and unrealized
gain (loss) on investments               (3.62)        (2.05)         8.06          2.03          1.56
------------------------------------------------------------------------------------------------------------
Total from investment operations         (3.49)        (1.74)         8.14          2.14          1.61
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                (.06)         (.41)           --          (.04)         (.07)

From net realized gain
on investments                           (1.75)        (1.79)           --            --          (.10)

From return of capital                      --            --            --          (.01)         (.01)
------------------------------------------------------------------------------------------------------------
Total distributions                     $(1.81)       $(2.20)          $--         $(.05)        $(.18)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $12.42        $17.72        $21.66        $13.52        $11.43

Total return at
net asset value (%) c                   (20.41)        (9.48)        60.21         18.69         16.13
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                        $521,192      $696,527      $627,368      $317,602      $150,884
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) d                           .94           .94          1.02          1.07          1.20 b

Ratio of net investment income (loss)
to average net assets (%)                  .93          1.62           .51           .84           .79

Portfolio turnover (%)                   69.81         78.84        107.38         98.31         75.18
------------------------------------------------------------------------------------------------------------

* For the period from January 2, 1997 (commencement of operations) to December 31, 1997.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses reflect a reduction of 0.10% based on average net assets for the period ended 12/31/97.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage service arrangements.





FINANCIAL HIGHLIGHTS
Class IB Shares

(For a share outstanding throughout the period)
                                                                 Year ended December 31
                                              --------------------------------------------------------------
                                                       2001          2000         1999          1998 *
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                   $17.67        $21.63        $13.51         $13.44
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                             .09 a         .21 a         .05 a         (.04) a

Net realized and unrealized
gain (loss) on investments                             (3.61)        (1.97)         8.07            .15
------------------------------------------------------------------------------------------------------------
Total from
investment operations                                  (3.52)        (1.76)         8.12            .11
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                              (.04)         (.41)           --           (.03)

From net realized gain
on investments                                         (1.75)        (1.79)           --             --

From return of capital                                    --            --            --           (.01)
------------------------------------------------------------------------------------------------------------
Total distributions                                   $(1.79)       $(2.20)          $--          $(.04)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                         $12.36        $17.67        $21.63         $13.51

Total return at
net asset value (%) b                                 (20.61)        (9.61)        60.10            .81 **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                                      $252,647      $197,754       $40,448         $1,234
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c                                1.16          1.09          1.17            .83 **

Ratio of net investment income (loss)
to average net assets (%)                                .66          1.13           .31           (.29) **

Portfolio turnover (%)                                 69.81         78.84        107.38          98.31
------------------------------------------------------------------------------------------------------------

 * For the period from April 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

 a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset and brokerage service arrangements.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                        82050 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT International Growth and Income Fund

This prospectus explains what you should know about Putnam VT
International Growth and Income Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 5  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 6  Fund distributions and taxes

 6  Financial highlights


[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Performance of class IB shares for the period prior to April 6, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital growth. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES --  INTERNATIONAL VALUE STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks that offer the potential for income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998       11.28%
1999       24.59%
2000        1.36%
2001      -20.67%


Year-to-date performance through 3/31/2002 was 3.14%. During the periods shown in the bar chart, the highest return for a quarter was 16.54% (quarter ending 12/31/98) and the lowest return for a quarter was -17.32% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IA                                    -20.67%      5.90%
Class IB                                    -20.81%      5.77%
SSB World Ex-U.S. Primary Value Index       -18.06%      2.59%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Salomon Smith Barney (SSB) World Ex-U.S. Growth Primary Market Value Index, which is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their value orientation. The fund's performance was previously compared to the Morgan Stanley Capital International (MSCI) EAFE Index, which is an unmanaged index of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars. The MSCI EAFE Index was replaced by the Salomon Smith Barney World Ex-U.S. Primary Market Value Index, which is more representative of the fund's investment strategies than the MSCI EAFE Index. The average annual total returns for the 1-year and since inception periods of the fund ending on 12/31/01 were -21.10% and 0.85% for the MSCI EAFE Index.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International Growth and Income Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks that offer the potential for income and are issued by companies outside the United States. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt securities, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.80% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's International Value Team has primary responsibility, and their members have joint responsibility, for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How does the fund  price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                                  Year ended December 31
                                               ------------------------------------------------------------
                                                 2001         2000         1999         1998         1997 *
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $13.28       $15.25       $12.24       $11.53       $10.00
-------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                      .13 a        .16 a        .21 a        .23 a        .07

Net realized and unrealized gain (loss)
on investments                                  (2.80)         .05         2.80         1.06         1.87
-------------------------------------------------------------------------------------------------------------
Total from investment operations                (2.67)         .21         3.01         1.29         1.94
-------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                       (.13)        (.68)          --         (.11)        (.13)

From net realized gain on investments            (.72)       (1.50)          --         (.41)        (.28)

From return of capital                             --           --           --         (.06)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                             $(.85)      $(2.18)         $--        $(.58)       $(.41)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $9.76       $13.28       $15.25       $12.24       $11.53

Total return at net asset value (%) b          (20.67)        1.36        24.59        11.28        19.43
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)     $273,298     $393,973     $387,504     $305,047     $206,598
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c     .98          .97          .98          .99         1.12

Ratio of net investment income to
average net assets (%)                           1.26         1.15         1.50         1.86         1.11

Portfolio turnover (%)                         154.29        82.02        92.27        62.61        53.20
-------------------------------------------------------------------------------------------------------------

* For the period January 2, 1997 (commencement of operations) to December 31, 1997.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage service arrangements.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)
                                                                     Year ended December 31
                                                  -----------------------------------------------------------
                                                       2001           2000            1999           1998 *
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $13.25         $15.22          $12.24         $13.36
-------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                            .11 a          .13 a           .15 a         (.01)a

Net realized and unrealized gain (loss)
on investments                                        (2.79)           .08            2.83           (.57)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                      (2.68)           .21            2.98           (.58)
-------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                             (.12)          (.68)             --           (.11)

From net realized gain on investments                  (.72)         (1.50)             --           (.37)

From return of capital                                   --             --              --           (.06)
-------------------------------------------------------------------------------------------------------------
Total distributions                                   $(.84)        $(2.18)            $--          $(.54)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $9.73         $13.25          $15.22         $12.24

Total return at net asset value (%) b                (20.81)          1.33           24.35          (4.24) **
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)            $41,771        $36,934         $10,652           $926
-------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets (%) c          1.20           1.12            1.13            .84 **

Ratio of net investment income (loss) to
average net assets (%)                                 1.02            .97            1.08           (.07) **

Portfolio turnover (%)                               154.29          82.02           92.27          62.61
-------------------------------------------------------------------------------------------------------------

*  For the period April 6, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment.

c  Includes amounts paid through expense offset and brokerage service arrangements.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346    82051 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT International New Opportunities Fund

This prospectus explains what you should know about Putnam VT
International New Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 5  Who manages the fund?

 5  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 6  Fund distributions and taxes

 6  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Performance of class IB shares for the period prior to April 30, 1998 for the fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998       15.58%
1999      102.96%
2000      -38.56%
2001      -28.52%


Year-to-date performance through 3/31/2002 was 0.95%. During the periods shown in the bar chart, the highest return for a quarter was 57.18% (quarter ending 12/31/99) and the lowest return for a quarter was -22.61% (quarter ending 3/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                          Since
                                              Past      inception
                                             1 year     (1/2/97)
-------------------------------------------------------------------------------
Class IA                                    -28.52%       0.57%
Class IB                                    -28.68%       0.42%
SSB World Ex U.S. Growth
Primary Markets Index                       -24.45%       2.00%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Salomon Smith Barney (SSB) World Ex U.S. Growth Primary Markets Index, which is an unmanaged index of mostly large and some small capitalization stocks from developed countries including the U.S. chosen for their growth orientation. The fund's performance was previously compared to the Morgan Stanley Capital International (MSCI) EAFE Index, which is an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars. The Morgan Stanley Capital International (MSCI) EAFE Index was replaced by the Morgan Stanley Capital International (MSCI) World Ex U.S. Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since-inception periods of the fund ending on 12/31/01 were -21.44% and 0.89% for the MSCI EAFE Index.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam International New Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. However, the counterpart fund will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks issued by companies outside the United States. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 1.00% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's International Growth Team has primary responsibility, and their members have joint responsibility, for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                                   Year ended December 31
                                                 ------------------------------------------------------------
                                                  2001         2000          1999        1998         1997 *
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $13.71       $23.31        $11.49       $9.96       $10.00
-------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                       .04 a       (.11) a       (.05) a     (.04) a,b     .01 b

Net realized and unrealized gain (loss)
on investments                                   (3.95)       (8.45)        11.88        1.59         (.02)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                 (3.91)       (8.56)        11.83        1.55         (.01)
-------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                          --         (.01)         (.01)       (.02)        (.03)

From net realized gain on investments               --        (1.03)           --          --           --

From return of capital                              --           -- e          --          --           --
-------------------------------------------------------------------------------------------------------------
Total distributions                                $--       $(1.04)        $(.01)      $(.02)       $(.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $9.80       $13.71        $23.31      $11.49        $9.96

Total return at net asset value (%) c           (28.52)      (38.56)       102.96       15.58         (.10)
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)      $140,731     $255,447      $330,982    $135,451     $107,000
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) d     1.24         1.21          1.41        1.60 b       1.60 b

Ratio of net investment income (loss) to
average net assets (%)                             .35         (.57)         (.36)       (.36) b       .09 b

Portfolio turnover (%)                          198.97       189.71        196.53      157.72       131.89
-------------------------------------------------------------------------------------------------------------

* For the period January 2, 1997 (commencement of operations) to December 31, 1997.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses were reduced by 0.02% for the period ended 12/31/98 and 0.28% for the period ended 12/31/97 based on average net assets.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage service arrangements.

e Amount represents less than $0.01 per share.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)
                                                                    Year ended December 31
                                                -------------------------------------------------------------
                                                   2001             2000            1999          1998 *
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $13.67          $23.28          $11.48        $11.39
-------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                         .02 a          (.13) a         (.16) a       (.05) a,b

Net realized and unrealized gain (loss)
on investments                                     (3.94)          (8.44)          11.96           .14
-------------------------------------------------------------------------------------------------------------
Total from investment operations                   (3.92)          (8.57)          11.80           .09
-------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                            --            (.01)             -- e          --

From net realized gain on investments                 --           (1.03)             --           .09

From return of capital                                --              -- e            --            --
-------------------------------------------------------------------------------------------------------------
Total distributions                                  $--          $(1.04)            $-- e         $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.75          $13.67          $23.28        $11.48

Total return at net asset value (%) c             (28.68)         (38.67)         102.80           .79 **
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)        $159,227        $184,660         $33,554           $85
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) d       1.46            1.36            1.56          1.18 b **

Ratio of net investment income (loss) to
average net assets (%)                               .14            (.74)           (.97)         (.44) b **

Portfolio turnover (%)                            198.97          189.71          196.53        157.72
-------------------------------------------------------------------------------------------------------------

*  For the period April 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Reflects an expense limitation in effect during the period. As a result of such limitation, expenses were reduced by 0.02% based on average net assets for the period ended 12/31/98.

c  Total return assumes dividend reinvestment.

d  Includes amounts paid through expense offset and brokerage service arrangements.

e  Amount represents less than $0.01 per share.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund'file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346    82052 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Blend Fund

Putnam VT Investors Fund

This prospectus explains what you should know about Putnam VT Investors Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 2  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 4  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 5  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999                30.13%
2000               -18.47%
2001                 6.82%

Year-to-date performance through 3/31/2002 was -3.63%. During the periods shown in the bar chart, the highest return for a quarter was 24.67% (quarter ending 12/31/99) and the lowest return for a quarter was -20.15% (quarter ending 3/31/01).

------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
------------------------------------------------------------------------------
                                                        Since
                                             Past     inception
                                            1 year    (4/30/98)
------------------------------------------------------------------------------
Class IA                                    -24.61%     -1.87%
Class IB                                    -24.78%     -2.04%
S&P 500 Index                               -11.89%      2.20%
------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Investors Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam Investors Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT Investors Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. Foreign investments involve certain special risks.
  For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.60% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's U.S. Large-Cap Core Team has primary responsibility for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares?

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



Financial highlights
Class IA shares

(For a share outstanding throughout the period)
                                                                 Year ended December 31
                               -----------------------------------------------------------------------------
                                            2001               2000              1999              1998*
------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period      $12.36             $15.16            $11.65            $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income                        .03 a              .01 a             .01 a             .02 a,b

Net realized and unrealized gain
(loss) on investments                      (3.07)             (2.81)             3.50              1.65
------------------------------------------------------------------------------------------------------------
Total from investment operations           (3.04)             (2.80)             3.51              1.67
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                  (.01)               --                --              (.01)

From return of capital                        --                --                --              (.01)
------------------------------------------------------------------------------------------------------------
Total distributions                        $(.01)              $--               $--             $(.02)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.31            $12.36            $15.16            $11.65

Total return at net asset value (%) c     (24.61)           (18.47)            30.13             16.66**
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                          $597,312          $905,213          $867,151          $243,296
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)d                      .66               .65               .71               .57 b**

Ratio of net investment
loss to average net assets (%)               .23               .08               .05               .19 b**

Portfolio turnover (%)                     98.05             76.32             65.59             42.97 **
------------------------------------------------------------------------------------------------------------

 * From the period April 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.02% based on average net assets.

 c Total return assumes dividend reinvestment.

 d Includes amounts paid through expense offset and brokerage service arrangements.





Financial highlights
Class IB shares

(For a share outstanding throughout the period)
                                                                   Year ended December 31
                                 ---------------------------------------------------------------------------
                                            2001               2000             1999              1998*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $12.31             $15.13            $11.64            $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                 .01 a             (.01) a           (.01) a             01 a,b

Net realized and unrealized gain
(loss) on investments                      (3.06)             (2.81)             3.50              1.64
------------------------------------------------------------------------------------------------------------
Total from investment operations           (3.05)             (2.82)             3.49              1.65
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                    --                 --                --              (.01)

From return of capital                        --                 --                --                -- e
------------------------------------------------------------------------------------------------------------
Total distributions                          $--                $--               $--             $(.01)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.26             $12.31            $15.13            $11.64

Total return at net asset value (%)c      (24.78)            (18.64)            29.98             16.54**
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                          $261,025           $279,598          $101,795            $2,619
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)d                              .88                .80               .86               .67 b**

Ratio of net investment loss
to average net assets (%)                    .02               (.06)             (.11)              .03 b**

Portfolio turnover (%)                     98.05              76.32             65.59             42.97 **
------------------------------------------------------------------------------------------------------------

 * For the period from April 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.02% based on average net assets.

 c Total return assumes dividend reinvestment.

 d Includes amounts paid through expense offset and brokerage service arrangements.

 e Amount represents less than $0.01 per share.



For more information
about the fund and
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346  82006 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT New Opportunities Fund

This prospectus explains what you should know about Putnam VT New
Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.



    CONTENTS

 2  Fund summary (including Goal, Main investment strategies,
    Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 6  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The growth sectors we currently emphasize include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a limited group of sectors. This increases the fund's vulnerability to factors affecting a limited group of sectors. This risk is significantly greater than for a fund that invests in a broader range of sectors, and may result in greater losses and volatility.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995     44.87%
1996     10.17%
1997     23.29%
1998     24.38%
1999     69.35%
2000    -26.09%
2001    -29.99%

Year-to-date performance through 3/31/2002 was -3.72%. During the periods shown in the bar chart, the highest return for a quarter was 49.47% (quarter ending 12/31/99) and the lowest return for a quarter was -29.40% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                                      Since
                                                Past       Past   inception
                                              1 year    5 years    (5/2/94)
-------------------------------------------------------------------------------
Class IA                                     -29.99%      6.09%     11.60%
Class IB                                     -30.14%      5.91%     11.43%
Russell Midcap Growth Index                  -20.15%      9.02%     12.41%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The fund's performance was previously compared to the Russell 2000 Index, which is an unmanaged index that is a commonly used measure of small company performance. The Russell 2000 Index was replaced by the Russell Midcap Growth Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-years and since inception periods ending on 12/31/01 were 2.49%, 7.52% and 10.46% for the Russell 2000 Index.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam New
Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam New
Opportunities Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT New
Opportunities Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign securities. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.54% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Specialty Growth and Large-Cap Growth Teams have primary responsibility for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                                 Year ended December 31
                                           -----------------------------------------------------------------
                                              2001         2000           1999           1998        1997
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $29.89       $43.54         $26.06         $21.23      $17.22
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                  (.04) a      (.13) a        (.08) a        (.04)         -- e

Net realized and unrealized
gain (loss) on investments                   (8.76)      (10.03)         17.93           5.19        4.01
------------------------------------------------------------------------------------------------------------
Total from Investment operations             (8.80)      (10.16)         17.85           5.15        4.01
------------------------------------------------------------------------------------------------------------
Less distributions:

From net realized gain on investments        (4.42)       (3.49)         (.37)          (.32)          --

From return of capital                          -- d         --            --             --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                         $(4.42)      $(3.49)        $(.37)         $(.32)         $--
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period              $16.67       $29.89        $43.54         $26.06       $21.23

Total return at net asset value (%) b       (29.99)      (26.09)        69.35          24.38        23.29
-----------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                          $3,058,087   $4,992,696    $6,432,227     $3,586,225   $2,590,244
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) c                               .59          .57           .59            .61          .63

Ratio of net investment loss
to average net assets (%)                     (.21)        (.31)         (.28)          (.16)        (.01)

Portfolio turnover (%)                       72.16        53.64         71.14          59.75        71.78
-----------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage service arrangements.

d Amount represents less than $0.01 per share.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)
                                                          Year ended December 31
                                 --------------------------------------------------------------
                                              2001          2000           1999         1998*
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period        $29.77        $43.44         $26.04        $23.94
-----------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                  (.08) a       (.18) a        (.15) a       (.05) a

Net realized and unrealized
gain (loss) on investments                   (8.72)       (10.00)         17.92          2.15
-----------------------------------------------------------------------------------------------
Total from investment operations             (8.80)       (10.18)         17.77          2.10
-----------------------------------------------------------------------------------------------
Less distributions:

From net realized gain on investments        (4.42)        (3.49)          (.37)           --

From return of capital                          -- d          --             --            --
-----------------------------------------------------------------------------------------------
Total distributions                         $(4.42)       $(3.49)         $(.37)          $--
-----------------------------------------------------------------------------------------------
Net asset value, end of period              $16.55        $29.77         $43.44        $26.04

Total return at net asset value (%) b       (30.14)       (26.20)         69.10          8.77 **
-----------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                            $200,041      $231,779        $62,977        $1,359
-----------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)c                                .81           .72            .74           .51 **

Ratio of net investment loss to
average net assets (%)                        (.43)         (.45)          (.47)         (.25)**

Portfolio turnover (%)                       72.16         53.64          71.14         59.75
-----------------------------------------------------------------------------------------------

 * For the period April 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset and brokerage service arrangements.

 d Amount represents less than $0.01 per share.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346  82007 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT New Value Fund

This prospectus explains what you should know about Putnam VT New Value Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 2  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 6  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Class IB performance for the period prior to April 30, 1998 is based on the performance of Class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998      6.26%
1999      0.27%
2000      22.59%
2001      3.53%


Year-to-date performance through 3/31/2002 was 3.74%. During the periods shown in the bar chart, the highest return for a quarter was 16.45% (quarter ending 12/31/98) and the lowest return for a quarter was -13.90% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IA                                      3.53%      9.74%
Class IB                                      3.32%      9.59%
Russell 3000 Value Index                     -4.33%     11.15%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam New Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam New Value Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT New Value Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Large-Cap Value Team has primary responsibility for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 5912 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                                      Year ended December 31
                                                     ------------------------------------------------------
                                                        2001       2000       1999       1998       1997*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $13.52     $11.86     $12.03     $11.76     $10.00
-----------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                             .18 a      .21 a      .18 a      .16 a      .18 a

Net realized and unrealized gain loss
on investments                                           .28       2.27       (.14)       .57       1.58
-----------------------------------------------------------------------------------------------------------
Total from investment operations                         .46       2.48        .04        .73       1.76
-----------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                              (.14)      (.18)        -- d     (.23)        --

From net realized gain on investments                   (.37)      (.64)      (.21)      (.23)        --

From return of capital                                    --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Total distributions                                    $(.51)     $(.82)     $(.21)     $(.46)       $--
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $13.47     $13.52     $11.86     $12.03     $11.76

Total return at net asset value (%) b                   3.53      22.59        .27       6.26      17.60
-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data

Net assets, end of period (in thousands)            $455,975   $302,930   $249,092   $255,754   $195,391
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c            .79        .79        .80        .81        .85

Ratio of net investment income to average
assets (%)                                              1.32       1.75       1.40       1.34       1.59

Portfolio turnover (%)                                 74.80      83.62      98.21     130.96      64.15

-----------------------------------------------------------------------------------------------------------

* For the period January 2, 1997 (commencement of operations) to December 31, 1997.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage service arrangements.

d Amount represents less than $0.01 per share.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)
                                                                       Year ended December 31
                                                        ---------------------------------------------------
                                                            2001         2000        1999         1998*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $13.49       $11.85      $12.02       $11.91
-----------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                                 .14 a        .20 a       .17 a        .13 a

Net realized and unrealized gain (loss) on investments       .29         2.26        (.13)         .13
-----------------------------------------------------------------------------------------------------------
Total from investment operations                             .43         2.46         .04          .26
-----------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                                  (.13)        (.18)         --         (.13)

From net realized gain on investments                       (.37)        (.64)       (.21)        (.02)

From return of capital                                        --           --          --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                        $(.50)       $(.82)      $(.21)       $(.15)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $13.42       $13.49      $11.85       $12.02

Total return at net asset value (%) b                       3.32        22.37         .26         2.28 **
-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data

Net assets, end of period (in thousands)                 $88,543      $30,806      $9,541        $414
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c               1.01          .94         .95         .65 **

Ratio of net investment income to average net assets (%)    1.10         1.65        1.43        1.26 **

Portfolio turnover (%)                                     74.80        83.62       98.21      130.96
-----------------------------------------------------------------------------------------------------------

 * For the period April 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment.

c  Includes amounts paid through expense offset and brokerage service arrangements.



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For more information
about the fund and
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346     82008 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Blend Fund
Putnam VT Research Fund

This prospectus explains what you should know about Putnam VT Research Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 2  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 4  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 5  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we think have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company, or whose earnings we believe are likely to grow over time. We also consider other factors that we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS
FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999                 27.58%
2000                 -1.84%
2001                -18.62%

Year-to-date performance through 3/31/2002 was -0.63%. During the periods shown in the bar chart, the highest return for a quarter was 20.14% (quarter ending 12/31/99) and the lowest return for a quarter was -20.15% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                                 Since
                                               Past            inception
                                             1 year            (9/30/98)
-------------------------------------------------------------------------------
Class IA                                    -18.62%             6.24%
Class IB                                    -18.83%             6.04%
S&P 500 Index                               -11.89%             5.11%
-------------------------------------------------------------------------------
The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to Putnam Research Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam Research Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT Research Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Global Equity Research and U.S. Large-Cap Core Teams have primary responsibility for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price  its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



Financial highlights
Class IA shares

(For a share outstanding throughout the period)


                                                                Year ended December 31
--------------------------------------------------------------------------------------------------------
                                                    2001          2000          1999          1998*
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $14.32        $14.69        $11.93         $10.00
--------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                         .08 a         .07 a         .05 a,b        .02 a,b

Net realized and unrealized
gain (loss) on investments                         (2.73)         (.34)         3.20           1.93
--------------------------------------------------------------------------------------------------------
Total from investment operations                   (2.65)         (.27)         3.25           1.95
--------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                          (.05)           --          (.03)          (.01)

From net realized gain on investments               (.63)         (.10)         (.46)          (.01)
--------------------------------------------------------------------------------------------------------
Total distributions                                $(.68)        $(.10)        $(.49)         $(.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.99        $14.32        $14.69          11.93

Total return at net asset value (%) c             (18.62)        (1.84)        27.58          19.51 **
--------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)        $197,443      $222,579      $134,115        $22,626
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) d        .74           .78           .85 b          .22 b**

Ratio of net investment income
to average net assets (%)                            .67           .47           .34 b          .19 b**

Portfolio turnover (%)                            146.42        161.52        169.16          19.76 **
--------------------------------------------------------------------------------------------------------

 * For the period September 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses were reduced by 0.24% in for the fiscal year ended 12/31/98 and 0.54% for the fiscal year ended 12/31/99, respectively, based on average net assets.

 c Total return assumes dividend reinvestment.

 d Includes amounts paid through expense offset and brokerage service arrangements.





Financial highlights
Class IB shares

(For a share outstanding throughout the period)


                                                                  Year ended December 31
--------------------------------------------------------------------------------------------------------
                                                    2001          2000          1999          1998*
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $14.28        $14.67        $11.90         $10.00
--------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                         .05 a         .05 a         .02 a,b        .02 a,b

Net realized and unrealized
gain (loss) on investments                         (2.72)         (.34)         3.23           1.90
--------------------------------------------------------------------------------------------------------
Total from investment operations                   (2.67)         (.29)         3.25           1.92
--------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                          (.04)           --          (.02)          (.01)

From net realized gain on investments               (.63)         (.10)         (.46)          (.01)

From return of capital                                --            --            --             --
--------------------------------------------------------------------------------------------------------
Total distributions                                $(.67)        $(.10)        $(.48)         $(.02)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.94        $14.28        $14.67         $11.90

Total return at net asset value (%) c             (18.83)        (1.98)        27.69          19.19 **
--------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)        $119,888       $88,834       $26,210           $255
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) d        .96           .93          1.00 b          .25 b**

Ratio of net investment income
to average net assets (%)                            .46           .35           .13 b         .15 b**

Portfolio turnover (%)                            146.42        161.52        169.16         19.76 **
--------------------------------------------------------------------------------------------------------

 * For the period September 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses were reduced by 0.24% for the fiscal year ended 12/31/98 and 0.54% for the fiscal year ended 12/31/99, respectively, based on average net assets.

 c Total return assumes dividend reinvestment.

 d Includes amounts paid through expense offset and brokerage service arrangements.



For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the funds's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                                82009 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Value Fund
Putnam VT Small Cap Value Fund

This prospectus explains what you should know about Putnam VT Small Cap Value Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 2  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 6  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. Under normal circumstances, we invest at least 80% of the fund's net assets in small companies. These are companies of a size similar to those in the Russell 2000 Value Index.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2000    24.62%
2001    18.42%


Year-to-date performance through 3/31/2002 was 9.01%. During the periods shown in the bar chart, the highest return for a quarter was 18.63% (quarter ending 12/31/01) and the lowest return for a quarter was -14.23% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                            1 year    (4/30/99)
-------------------------------------------------------------------------------
Class IA                                     18.42%     17.18%
Class IB                                     18.13%     16.97%
Russell 2000 Value Index                     14.02%     13.42%
-------------------------------------------------------------------------------

The fund's performance is compared to the Russell 2000 Value Index, an unmanaged index that measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Small Cap Value Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam Small Cap Value Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT Small Cap Value Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell 2000 Value Index. As of the date of this prospectus, the index was composed of companies having a market capitalization of between $250 million and $2.0 billion.

* Foreign investments. Foreign investments involve certain special risks.
  For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.80% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Small- and Mid-Cap Value Team has primary responsibility for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                                     Year ended December 31
                                                       -----------------------------------------------------
                                                           2001               2000              1999 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $12.81             $10.31             $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss) a                               .08                .07               (.02)

Net realized and unrealized gain on investments             2.27               2.47                .37
------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.35               2.54                .35
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                                    -- d             (.04)                --

From net realized gain on investments                       (.07)                --               (.03)

From return of capital                                        --                 --               (.01)
------------------------------------------------------------------------------------------------------------
Total distributions                                        $(.07)             $(.04)             $(.04)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $15.09             $12.81             $10.31

Total return at net asset value (%) b                      18.42              24.62               3.47 **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                $231,329            $59,483            $12,298
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c                .94               1.10               1.29 **

Ratio of net investment income (loss)
to average net assets (%)                                    .56                .59               (.24) **

Portfolio turnover (%)                                     36.65              34.05              48.24 **
------------------------------------------------------------------------------------------------------------

 * For the period from April 30, 1999 (commencement of operations) to December 31, 1999.

** Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage service arrangements.

d Amount represents less than $0.01 per share.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)

                                                                     Year ended December 31
                                                       -----------------------------------------------------
                                                           2001               2000              1999 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $12.79             $10.30             $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss) a                               .04                .05               (.03)

Net realized and unrealized gain on investments             2.27               2.47                .37
------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.31               2.52                .34
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                                    -- d             (.03)                --

From net realized gain on investments                       (.07)                --               (.03)

From return of capital                                        --                 --               (.01)
------------------------------------------------------------------------------------------------------------
Total distributions                                        $(.07)             $(.03)             $(.04)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $15.03             $12.79             $10.30

Total return at net asset value (%) b                      18.13              24.44               3.37 **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                $130,991            $30,586             $6,384
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c               1.16               1.25               1.39 **

Ratio of net investment income (loss)
to average net assets (%)                                    .33                .44               (.31) **

Portfolio turnover (%)                                     36.65              34.05              48.24 **
------------------------------------------------------------------------------------------------------------

 * For the period from April 30, 1999 (commencement of operations) to December 31, 1999.

** Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage service arrangements.

d Amount represents less than $0.01 per share.



THIS PAGE INTENTIONALLY LEFT BLANK


THIS PAGE INTENTIONALLY LEFT BLANK


THIS PAGE INTENTIONALLY LEFT BLANK


For more information
about the fund and
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                             82010 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Vista Fund

This prospectus explains what you should know about Putnam VT Vista Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 2  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 6  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Class IB performance for the period prior to April 30, 1998 is based on the performance of Class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998     19.48%
1999     52.90%
2000     -3.98%
2001    -33.34%


Year-to-date performance through 3/31/2002 was -2.72%. During the periods shown in the bar chart, the highest return for a quarter was 41.28% (quarter ending 12/31/99) and the lowest return for a quarter was -32.08% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                            1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IA                                    -33.34%      7.59%
Class IB                                    -33.50%      7.44%
Russell Midcap Growth Index                 -20.15%      9.32%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Vista Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam Vista Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT Vista Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goals by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.61% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Specialty Growth Team has primary responsibility for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                              Year ended December 31
                                      ----------------------------------------------------------------------
                                          2001          2000          1999          1998          1997 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $19.65        $20.68        $14.72        $12.32        $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)              (.02) a       (.05) a       (.05) a       (.02) a         -- d

Net realized and unrealized
gain (loss) on investments               (6.47)         (.73)         7.64          2.42          2.32
------------------------------------------------------------------------------------------------------------
Total from investment operations         (6.49)         (.78)         7.59          2.40          2.32
------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                  --            --            --            --            -- d

From net realized gain on investments    (1.76)         (.25)        (1.63)           --            --

From return of capital                      -- d          --            --            --            -- d
------------------------------------------------------------------------------------------------------------
Total distributions                     $(1.76)        $(.25)       $(1.63)          $--           $--
------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $11.40        $19.65        $20.68        $14.72        $12.32

Total return at net asset value (%) b   (33.34)        (3.98)        52.90         19.48         23.21
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                        $443,879      $767,550      $542,491      $311,612      $170,660
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c                   .67           .67           .75           .77           .87

Ratio of net investment loss
to average net assets (%)                 (.18)         (.22)         (.29)         (.12)           --

Portfolio turnover (%)                  112.81        104.60        133.32        116.48         75.43
------------------------------------------------------------------------------------------------------------

* For the period January 2, 1997 (commencement of operations) to December 31, 1997.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage service arrangements.

d Amount represents less than $0.01 per share.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)

                                                                  Year ended December 31
                                            ----------------------------------------------------------------
                                                      2001          2000          1999          1998 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $19.60        $20.65        $14.73        $13.76
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                            (.05) a       (.08) a       (.07) a       (.02) a

Net realized and unrealized
gain (loss) on investments                             (6.45)         (.72)         7.62           .99
------------------------------------------------------------------------------------------------------------
Total from investment operations                       (6.50)         (.80)         7.55           .97
------------------------------------------------------------------------------------------------------------
Less distributions:

From net realized gain on investments                  (1.76)         (.25)        (1.63)           --

From return of capital                                    -- d          --            --            --
------------------------------------------------------------------------------------------------------------
Total distributions                                   $(1.76)        $(.25)       $(1.63)          $--
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $11.34        $19.60        $20.65        $14.73

Total return at net asset value (%) b                 (33.50)        (4.09)        52.59          7.05 **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period
(in thousands)                                      $293,140      $297,024       $37,506          $851
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) c                                 .89           .82           .90           .62 **

Ratio of net investment loss
to average net assets (%)                               (.39)         (.36)         (.42)         (.18) **

Portfolio turnover (%)                                112.81        104.60        133.32        116.48
------------------------------------------------------------------------------------------------------------

 * For the period April 30, 1998 (commencement of operations) to December 31, 1998.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset and brokerage service arrangements.

 d Amount represents less than $0.01 per share.



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For more information
about the fund and
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                       82011 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Voyager Fund

This prospectus explains what you should know about Putnam VT Voyager Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 5  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 6  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Class IB performance for the period prior to April 30, 1998 is based on the performance of Class IA shares of the fund, adjusted to reflect the fees paid by Class IB shares, including a 12b-1 fee of 0.25%. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1992      10.36%
1993      18.70%
1994       1.04%
1995      40.67%
1996      12.97%
1997      26.51%
1998      24.36%
1999      58.22%
2000     -16.41%
2001     -22.24%


Year-to-date performance through 3/31/2002 was -0.83%. During the periods shown in the bar chart, the highest return for a quarter was 41.38% (quarter ending 12/31/99) and the lowest return for a quarter was -18.88% (quarter ending 3/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                         -22.24%     10.10%     13.03%
Class IB                         -22.41%      9.93%     12.86%
Russell 1000 Growth Index        -20.42%      8.27%     10.78%
S&P 500 Index                    -11.89%     10.70%     12.93%
-------------------------------------------------------------------------------

The fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values, and to the Standard & Poor's 500 Index, which is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance was previously compared to the Russell Midcap Growth Index, which is an unmanaged index of common stocks of midsized companies that are also included on the Russell 1000 Growth Index. The Russell Midcap Growth Index was replaced by the Standard & Poor's 500 Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods of the fund ending on 12/31/01 were -20.15%, 9.02% and 11.10% for the Russell Midcap Growth Index.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Voyager Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam Voyager Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT Voyager Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.53% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Large-Cap Growth and Specialty Growth Teams have primary responsibility for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)
                                                                      Year ended December 31
                                                  ------------------------------------------------------------
                                                     2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $48.82       $66.25       $45.85       $39.08       $32.53
--------------------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                          .20 a        .04 a        .03 a       $.05 a       $.10

Net realized and unrealized gain (loss)
on investments                                     (10.65)       (8.96)       24.59         9.26         8.01
--------------------------------------------------------------------------------------------------------------
Total from investment operations                   (10.45)       (8.92)       24.62         9.31         8.11
--------------------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                           (.05)        (.02)        (.05)        (.10)        (.07)

From net realized gain on investments               (9.60)       (8.49)       (4.17)       (2.44)       (1.49)
--------------------------------------------------------------------------------------------------------------
Total distributions                                $(9.65)      $(8.51)      $(4.22)      $(2.54)      $(1.56)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $28.72       $48.82       $66.25       $45.85       $39.08

Total return at net asset value (%)b               (22.24)      (16.41)       58.22        24.36        26.51
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data

Net assets, end of period (in thousands)       $4,784,868   $7,326,157   $9,130,197   $5,803,073   $4,538,535
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)c          .57          .56          .57          .58          .59

Ratio of net investment income to average
net assets (%)                                        .61          .07          .05          .14          .30

Portfolio turnover (%)                             105.03        92.54        85.13        62.99        82.00

--------------------------------------------------------------------------------------------------------------

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage service arrangements.





Financial highlights
Class IB shares

(For a share outstanding throughout the period)
                                                                  Year ended December 31
                                                    ------------------------------------------------
                                                       2001         2000         1999       1998*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $48.64       $66.11       $45.81     $41.55
----------------------------------------------------------------------------------------------------
Investment operations

Net investment income (loss)                           (.13) a       .01 a       (.10) a    (.01) a

Net realized and unrealized gain (loss)
on investments                                       (10.61)       (8.99)       24.62       4.27
----------------------------------------------------------------------------------------------------
Total from investment operations                     (10.48)       (8.98)       24.52       4.26
----------------------------------------------------------------------------------------------------
Less distributions:

From net investment income                               --           -- d       (.05)        --

From net realized gain on investments                 (9.60)       (8.49)       (4.17)        --
----------------------------------------------------------------------------------------------------
Total distributions                                  $(9.60)      $(8.49)      $(4.22)       $--
----------------------------------------------------------------------------------------------------
Net asset value, end of period                       $28.56       $48.64       $66.11     $45.81

Total return at net asset value (%)b                 (22.41)      (16.54)       58.01      10.25 **
----------------------------------------------------------------------------------------------------

Ratios and supplemental data

Net assets, end of period (in thousands)           $481,256     $485,116     $155,889     $4,332
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)             .79          .71          .72        .49 **

Ratio of net investment income (loss) to
average net assets (%)                                  .39          .02         (.21)      (.04)**

Portfolio turnover (%)                               105.03        92.54        85.13      62.99
----------------------------------------------------------------------------------------------------

 *  For the period from April 30, 1998 (commencement of operations) to December 31, 1998.

**  Not annualized.

 a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b  Total return assumes dividend reinvestment.

 c  Includes amounts paid through expense offset and brokerage service arrangements.

 d  Amount represents less than $0.01 per share.



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For more information
about the fund and
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM  INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346   82012 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Growth Fund
Putnam VT Voyager Fund II

This prospectus explains what you should know about Putnam VT Voyager Fund II, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance Information)

 2  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 4  Distribution Plan

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 5  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001    -30.64%


Year-to-date performance through 3/31/2002 was -2.81%. During the periods shown in the bar chart, the highest return for a quarter was 22.36% (quarter ending 12/31/01) and the lowest return for a quarter was -31.71% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                            1 year    (9/29/00)
-------------------------------------------------------------------------------
Class IA                                    -30.64%    -42.49%
Class IB                                    -30.78%    -42.59%
Russell Midcap Growth Index                 -20.15%    -33.25%
Russell 2500 Growth Index                   -10.83%    -23.17%
-------------------------------------------------------------------------------

The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also included on the Russell 1000 Growth Index. The fund's performance is also compared to the Russell 2500 Growth Index, which is an unmanaged index composed of the 2,500 smallest companies in the Russell 3000 Index, representing approximately 17% of the total market capitalization of the Russell 3000 Index.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Voyager Fund II in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam Voyager Fund II, however, employs different investment practices and may invest in securities different from those in which Putnam VT Voyager Fund II invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt instruments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.70% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Specialty Growth and Large-Cap Growth Teams have primary responsibility for the day-to-day management of the fund's portfolio.

How to buy and sell fund shares?

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
Class IA shares

(For a share outstanding throughout the period)

                                                                                   Year ended
                                                                                   December 31
                                                                      --------------------------------------
                                                                             2001               2000 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $7.18             $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment loss                                                           (.06) a            (.05) a

Net realized and unrealized loss on investments                              (2.14)             (2.77)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (2.20)             (2.82)
------------------------------------------------------------------------------------------------------------
Total distributions                                                            $--                $--
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $4.98              $7.18

Total return at net asset value (%) b                                       (30.64)            (28.20) **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                                    $7,558             $3,174
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c                                 1.62                 85 **

Ratio of net investment loss to average net assets (%)                       (1.10)              (.67) **

Portfolio turnover (%)                                                      109.55              28.20 **
------------------------------------------------------------------------------------------------------------

 * For the period from September 29, 2000 (commencement of operations) to December 31, 2000.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset and brokerage service arrangements.





FINANCIAL HIGHLIGHTS
Class IB shares

(For a share outstanding throughout the period)
                                                                                   Year ended
                                                                                   December 31
                                                                      --------------------------------------
                                                                             2001               2000 *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $7.18             $10.00
------------------------------------------------------------------------------------------------------------
Investment operations

Net investment loss                                                           (.07) a            (.07) a

Net realized and unrealized loss on investments                              (2.14)             (2.75)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (2.21)             (2.82)
------------------------------------------------------------------------------------------------------------
Total distributions                                                            $--                $--
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $4.97              $7.18

Total return at net asset value (%) b                                       (30.78)            (28.20) **
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data

Net assets, end of period (in thousands)                                   $13,245             $1,921
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c                                 1.84                 89 **

Ratio of net investment loss to average net assets (%)                       (1.34)              (.67) **

Portfolio turnover (%)                                                      109.55              28.20 **
------------------------------------------------------------------------------------------------------------

 * For the period from September 29, 2000 (commencement of operations) to December 31, 2000.

** Not annualized.

 a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 b Total return assumes dividend reinvestment.

 c Includes amounts paid through expense offset and brokerage service arrangements.



For more information
about the fund and
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                  82013 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Growth Funds
Putnam VT Global Growth Fund
Putnam VT Growth Opportunities Fund

Value Funds
Putnam VT Growth and Income Fund
Putnam VT New Value Fund

Money Market Fund
Putnam VT Money Market Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

 5  What are the funds' main investment strategies and related risks?

 9  Who manages the funds?

 9  How to buy and sell fund shares

10  Distribution Plan

10  How do the funds price their shares?

10  Fund distributions and taxes

11  Financial highlights

[SCALE LOGO OMITTED]


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Performance of class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund, and prior to April 30, 1998 for Putnam VT Global Growth Fund, Putnam VT Money Market Fund and Putnam VT New Value Fund is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.

PUTNAM VT GLOBAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GLOBAL STOCKS

We invest mainly in common stocks of companies worldwide. We first select the countries and industries we believe are attractive, then we look for companies with stock prices that reflect a value lower than that which we place on the company or whose earnings we believe are likely to grow over time. We also look for the presence of facts that we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1992      -0.36%
1993      32.40%
1994      -0.96%
1995      15.67%
1996      17.20%
1997      14.33%
1998      29.71%
1999      65.00%
2000     -29.64%
2001     -29.66%


Year-to-date performance through 3/31/2002 was -3.16%. During the periods shown in the bar chart, the highest return for a quarter was 48.01% (quarter ending 12/31/99) and the lowest return for a quarter was -25.07% (quarter ending 3/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                   Past        Past       Past
                                  1 year     5 years    10 years
-------------------------------------------------------------------------------
Class IA                         -29.66%      3.90%      7.93%
Class IB                         -29.76%      3.75%      7.77%
SSB World Growth Primary
Markets Index                    -21.86%      6.32%      8.36%
Morgan Stanley Capital
International World Index        -16.82%      5.37%      8.06%
-------------------------------------------------------------------------------

The fund's performance is compared to the Salomon Smith Barney (SSB) World Growth Primary Markets Index, which is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their growth orientation and to the Morgan Stanley Capital International World Index, which is an unmanaged index of global equity securities, with all values expressed in U.S. dollars. The fund's performance was previously compared to the Morgan Stanley Capital International (MSCI) All-Country World Free Index, an unmanaged index of global equity securities of companies in 47 developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars. The MSCI All-Country World Free Index was replaced by the Salomon Smith Barney (SSB) World Growth Primary Markets Index and the Morgan Stanley Capital International World Index, which are more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-years and 10-years periods ending on 12/31/01 were -15.91%, 5.18% and 8.14% for MSCI All-Country World Free Index.

PUTNAM VT GROWTH AND  INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1992       9.75%
1993      14.27%
1994       0.35%
1995      36.71%
1996      21.92%
1997      24.15%
1998      15.42%
1999       1.59%
2000       8.11%
2001      -6.16%


Year-to-date performance through 3/31/2002 was 2.78%. During the periods shown in the bar chart, the highest return for a quarter was 16.62% (quarter ending 12/31/98) and the lowest return for a quarter was -11.00% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                    Past       Past      Past
                                   1 year    5 years   10 years
-------------------------------------------------------------------------------
Class IA                          -6.16%      8.11%     11.97%
Class IB                          -6.39%      7.93%     11.80%
S&P Barra/Value Index            -11.71%      9.49%     13.10%
-------------------------------------------------------------------------------

The fund's performance is compared to the Standard & Poor's/Barra Value Index, which is an unmanaged index of capitalization-weighted stocks chosen for their value orientation. The fund's performance was previously compared to the Standard & Poor's 500 Index, which is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The Standard & Poor's 500 Index was replaced by the Standard & Poor's/Barra Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-years and 10-years periods ending on 12/31/01 were -11.89%, 10.70% and 12.93% for the Standard & Poor's 500 Index.

PUTNAM VT GROWTH  OPPORTUNITIES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2001      -31.92%


Year-to-date performance through 3/31/2002 was -4.52%. During the periods shown in the bar chart, the highest return for a quarter was 13.22% (quarter ending 12/31/01) and the lowest return for a quarter was -27.56% (quarter ending 3/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                            1 year    (2/1/00)
-------------------------------------------------------------------------------
Class IA                                    -31.92%    -28.08%
Class IB                                    -32.09%    -28.23%
Russell Top 200 Growth Index                -20.48%    -21.82%
-------------------------------------------------------------------------------

The fund's performance is compared to the Russell Top 200 Growth Index, which is an unmanaged index which measures the performance of the 200 largest companies in the Russell 1000 Index. The fund's performance was previously compared to the Standard & Poor's 500 Index, which is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance and to the Russell 1000 Growth Index, which is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates than other companies in the Russell 1000 Index . The Standard & Poor's 500 was replaced by the Russell Top 200 Growth Index, which is more representative of the fund's investment strategies than either the Standard & Poor's 500 Index or the Russell 1000 Index. The average annual total returns for the 1-year and since inception periods of the fund ending on 12/31/01 were -11.89% and -8.51% for the Standard & Poor's 500 Index and -20.42% and -20.28% for the Russell 1000 Growth Index.

PUTNAM VT MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- INCOME

We seek to maintain a stable net asset asset value of $1.00 per share for the fund.

We invest primarily in instruments that:

* are high quality and

* have a short-term maturity.

* Industry focus. We may invest without limit in money market investments from the banking, personal credit and business credit industries. We may invest over 25% of the fund's assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry. The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries. To the extent that a fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

MAIN RISKS

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1992      3.57%
1993      2.79%
1994      3.82%
1995      5.46%
1996      5.08%
1997      5.22%
1998      5.19%
1999      4.86%
2000      6.03%
2001      3.99%


Year-to-date performance through 3/31/2002 was 0.38%. During the periods shown in the bar chart, the highest return for a quarter was 1.57% (quarter ending 12/31/00) and the lowest return for a quarter was 0.58% (quarter ending 12/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                    Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                           3.99%      5.06%      4.60%
Class IB                           3.76%      4.92%      4.42%
Merrill Lynch 91-Day Treasury
Bill Index                         4.42%      5.20%      4.86%
Lipper Money Market Average        3.44%      4.71%      4.40%
-------------------------------------------------------------------------------

The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of United States Treasury bills currently available in the marketplace and the Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper, Inc.

PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998      6.26%
1999      0.27%
2000     22.59%
2001      3.53%


Year-to-date performance through 3/31/2002 was 3.74%. During the periods shown in the bar chart, the highest return for a quarter was 16.45% (quarter ending 12/31/98) and the lowest return for a quarter was -13.90% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IA                                      3.53%      9.74%
Class IB                                      3.32%      9.59%
Russell 3000 Value Index                     -4.33%     11.15%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Foreign investments. We may invest in foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

For Putnam VT Money Market Fund, we may invest in money market instruments of foreign issuers that are denominated in U.S. dollars.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Fixed-income investments. Fixed-income securities, which typically pay an unchanging rate of interest or dividends, include bonds and other debt. Each of the funds may invest in fixed-income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

For Putnam VT Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments. Some investments have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rate on these investments can change as market interest rates change, these investments are unlikely to be able to lock in favorable longer-term interest rates.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objectives may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

For Putnam VT Money Market Fund, we buy only high quality investments.
These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating), or

* unrated investments that we determine are of  equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangement. The main risk of investments backed by a letter of credit is that the entity issuing the letter of credit will be unable to fulfill its obligations to the fund.

* Money market investments. These include certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

For Putnam VT Money Market Fund, we buy bankers acceptances only if they are issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders will be notified.

* Illiquid investments. For Putnam VT Money Market Fund, we may invest up to 10%, respectively, of a fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

----------------------------------------------------------------
                                          Management
Putnam VT Fund                               Fees
----------------------------------------------------------------
Putnam VT Global Growth Fund                 0.71%
----------------------------------------------------------------
Putnam VT Growth and Income Fund             0.46%
----------------------------------------------------------------
Putnam VT Growth Opportunities Fund          0.70%
----------------------------------------------------------------
Putnam VT Money Market Fund                  0.40%
----------------------------------------------------------------
Putnam VT New Value Fund                     0.70%
----------------------------------------------------------------

The following teams of Putnam Management have primary responsibility, and their members have joint responsibility, for the day-to-day management of the relevant fund's portfolio.

----------------------------------------------------------------
Fund name                        Putnam Management Team
----------------------------------------------------------------
Putnam VT Global Growth Fund     Global Core Team

Putnam VT Growth and             Large-Cap Value Team
Income Fund

Putnam VT Growth                 Large-Cap Growth Team
Opportunities Fund

Putnam VT New Value Fund         Large-Cap Value Team
----------------------------------------------------------------

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund (other than Putnam VT Money Market Fund) will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.




FINANCIAL HIGHLIGHTS
CLASS IA
---------------------------------------------------------------------------------------------------------------------------------
                                         Investment Operations                                      Less Distributions:
                                                                  Net
                                    Net                           Realized and                                      From
                                    Asset                         Unrealized                        From            Net
                                    Value,       Net              Gain (Loss)      Total from       Net             Realized
                                    Beginning    Investment       on               Investment       Investment      Gain on
Period ended                        of Period    Income (Loss)    Investments      Operations       Income          Investments
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001                   $18.10        $  .02 (a)        $(5.17)          $(5.15)           $--           $ (3.61)
December 31, 2000                    30.49          (.08)(a)         (7.36)           (7.44)          (.18)            (4.77)
December 31, 1999                    20.28          (.02)(a)         12.09            12.07           (.09)            (1.77)
December 31, 1998                    18.34           .05 (a)          5.01             5.06           (.52)            (2.60)
December 31, 1997                    16.88           .13              2.18             2.31           (.41)             (.44)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001                   $25.85        $  .35 (a)        $(1.94)          $(1.59)         $(.41)          $  (.29)
December 31, 2000                    26.80           .40 (a)          1.49             1.89           (.50)            (2.34)
December 31, 1999                    28.77           .47 (a)           .01              .48           (.41)            (2.04)
December 31, 1998                    28.32           .44 (a)          3.77             4.21           (.50)            (3.26)
December 31, 1997                    24.56           .48              5.07             5.55           (.52)            (1.27)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001                   $ 7.80       $  (.01)(a)        $(2.48)          $(2.49)           $--              $ --
December 31, 2000*****               10.00          (.02)(a)         (2.18)           (2.20)            --                --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001                   $ 1.00        $.0392             $  --          $ .0392        $(.0392)            $  --
December 31, 2000                     1.00         .0588                --            .0588         (.0588)               --
December 31, 1999                     1.00         .0476                --            .0476         (.0476)               --
December 31, 1998                     1.00         .0510                --            .0510         (.0510)               --
December 31, 1997                     1.00         .0509                --            .0509         (.0509)               --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001                   $13.52        $  .18 (a)       $   .28          $   .46         $ (.14)          $  (.37)
December 31, 2000                    11.86           .21 (a)          2.27             2.48           (.18)             (.64)
December 31, 1999                    12.03           .18 (a)          (.14)             .04             -- (d)          (.21)
December 31, 1998                    11.76           .16 (a)           .57              .73           (.23)             (.23)
December 31, 1997**                  10.00           .18 (a)          1.58             1.76             --                --
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        Total                                        Ratio of Net
                                                        Investment                   Ratio of        Investment
                                                        Return at    Net Assets,     Expenses        Income (Loss)
                       Total          Net Asset Value,  Net Asset    End of Period   to Average Net  to Average      Portfolio
                       Distributions  End of Period     Value (%)(b) (in thousands)  Assets (%)(c)   Net Assets (%)  Turnover (%)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001        $ (3.61)       $ 9.34          (29.66)        $ 1,139,131    .82              .20           186.11
December 31, 2000          (4.95)        18.10          (29.64)          2,018,743    .76             (.32)          170.41
December 31, 1999          (1.86)        30.49           65.00           3,090,073    .73             (.09)          154.88
December 31, 1998          (3.12)        20.28           29.71           1,987,094    .72              .26           164.56
December 31, 1997           (.85)        18.34           14.33           1,611,503    .75              .77           158.37
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001           (.70)       $23.56           (6.16)        $ 7,216,388    .51             1.42            32.75
December 31, 2000          (2.84)        25.85            8.11           8,675,872    .50             1.63            55.04
December 31, 1999          (2.45)        26.80            1.59           9,567,077    .50             1.66            53.68
December 31, 1998          (3.76)        28.77           15.42           9,948,386    .50             1.59            63.62
December 31, 1997          (1.79)        28.32           24.15           8,337,334    .51             2.08            64.96
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001          $  --        $ 5.31          (31.92)         $   55,646    .85             (.19)           83.13
December 31, 2000*****        --          7.80          (22.00)*            77,022    .80 *           (.23)*          57.60 *
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001        $(.0392)       $ 1.00            3.99           $ 893,647    .45             3.75               --
December 31, 2000         (.0588)         1.00            6.03             637,405    .50             5.87               --
December 31, 1999         (.0476)         1.00            4.86             823,013    .49             4.77               --
December 31, 1998         (.0510)         1.00            5.19             595,158    .53             5.04               --
December 31, 1997         (.0509)         1.00            5.22             405,577    .54             5.10               --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001        $  (.51)       $13.47            3.53           $ 455,975    .79             1.32            74.80
December 31, 2000           (.82)        13.52           22.59             302,930    .79             1.75            83.62
December 31, 1999           (.21)        11.86             .27             249,092    .80             1.40            98.21
December 31, 1998           (.46)        12.03            6.26             255,754    .81             1.34           130.96
December 31, 1997**           --         11.76           17.60             195,391    .85             1.59            64.15
---------------------------------------------------------------------------------------------------------------------------------





FINANCIAL HIGHLIGHTS
CLASS IB
---------------------------------------------------------------------------------------------------------------------------------
                                         Investment Operations                                      Less Distributions:
                                                                  Net
                                    Net                           Realized and                                      From
                                    Asset                         Unrealized                        From            Net
                                    Value,       Net              Gain (Loss)      Total from       Net             Realized
                                    Beginning    Investment       on               Investment       Investment      Gain on
Period ended                        of Period    Income (Loss)    Investments      Operations       Income          Investments
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001                   $18.02           $ -- (a)(d)    $(5.14)          $(5.14)          $  --          $(3.61)
December 31, 2000                    30.41           (.10)(a)        (7.34)           (7.44)           (.18)          (4.77)
December 31, 1999                    20.28           (.10)(a)        12.08            11.98            (.08)          (1.77)
December 31, 1998****                18.03           (.05)(a)         2.30             2.25              --              --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001                   $25.76         $  .29 (a)       $(1.93)          $(1.64)        $  (.39)         $ (.29)
December 31, 2000                    26.75            .36 (a)         1.48             1.84            (.49)          (2.34)
December 31, 1999                    28.75            .41 (a)          .04              .45            (.41)          (2.04)
December 31, 1998***                 28.02            .26 (a)          .47              .73              --              --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001                   $ 7.79         $ (.02)(a)       $(2.48)          $(2.50)          $  --            $ --
December 31, 2000*****               10.00           (.04)(a)        (2.17)           (2.21)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001                   $ 1.00        $0.0370            $  --          $ .0370         $(.0370)           $ --
December 31, 2000                     1.00          .0566               --            .0566          (.0566)             --
December 31, 1999                     1.00          .0460               --            .0460          (.0460)             --
December 31, 1998****                 1.00          .0338 (a)           --            .0338          (.0338)             --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001                   $13.49         $  .14 (a)       $  .29           $  .43         $  (.13)         $ (.37)
December 31, 2000                    11.85            .20 (a)         2.26             2.46            (.18)           (.64)
December 31, 1999                    12.02            .17 (a)         (.13)             .04              --            (.21)
December 31, 1998****                11.91            .13 (a)          .13              .26            (.13)           (.02)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        Total                                        Ratio of Net
                                                        Investment                   Ratio of        Investment
                                                        Return at    Net Assets,     Expenses        Income (Loss)
                       Total          Net Asset Value,  Net Asset    End of Period   to Average Net  to Average      Portfolio
                       Distributions  End of Period     Value (%)(b) (in thousands)  Assets (%)(c)   Net Assets (%)  Turnover (%)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001        $ (3.61)       $ 9.27          (29.76)        $  92,817       1.04             (.02)         186.11
December 31, 2000          (4.95)        18.02          (29.75)          103,129        .91             (.43)         170.41
December 31, 1999          (1.85)        30.41           64.56            28,909        .88             (.43)         154.88
December 31, 1998****         --         20.28           12.48 *             823        .59 *           (.34)*        164.56
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001        $  (.68)       $23.44           (6.39)        $ 709,842        .73             1.22           32.75
December 31, 2000          (2.83)        25.76            7.92           513,216        .65             1.47           55.04
December 31, 1999          (2.45)        26.75            1.47           162,112        .65             1.55           53.68
December 31, 1998***          --         28.75            2.61 *           7,583        .49 *           1.20 *         63.62
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001          $  --        $ 5.29          (32.09)        $  44,521       1.07             (.39)          83.13
December 31, 2000*****        --          7.79          (22.10) *         41,072        .94 *           (.39) *        57.60 *
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001        $(.0370)       $ 1.00            3.76         $ 154,176        .67             3.51              --
December 31, 2000         (.0566)         1.00            5.82           101,820        .65             5.81              --
December 31, 1999         (.0460)         1.00            4.66            41,516        .64             4.61              --
December 31, 1998****     (.0338)         1.00            3.42 *          13,188        .46 *           3.18 *            --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001        $  (.50)       $13.42            3.32         $  88,543       1.01             1.10           74.80
December 31, 2000           (.82)        13.49           22.37            30,806        .94             1.65           83.62
December 31, 1999           (.21)        11.85             .26             9,541        .95             1.43           98.21
December 31, 1998****       (.15)        12.02            2.28 *             414        .65 *           1.26 *        130.96
---------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Highlights
*       Not annualized.
**      For the period January 2, 1997 (commencement of operations) to December 31, 1997.
***     For the period April 6, 1998 (commencement of operations) to December 31, 1998.
****    For the period April 30, 1998 (commencement of operations) to December 31, 1998.
*****   For the period February 1, 2000 (commencement of operations) to December 31, 2000.
(a)     Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b)     Total return assumes dividend reinvestment.
(c)     Includes amounts paid through expense offset and brokerage service arrangements.
(d)     Amount represents less than $0.01 per share.



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For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                                82129 4/02



Prospectus

April 30, 2002

Putnam Variable Trust
Class IA and IB Shares

Blend Funds
Putnam VT International Growth Fund
Putnam VT Investors Fund

Income Funds
Putnam VT Diversified Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund

Value Funds
Putnam VT The George Putnam Fund of Boston
Putnam VT Growth and Income Fund
Putnam VT New Value Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

 7  What are the funds' main investment strategies and related risks?

11  Who manages the funds?

12  How to buy and sell fund shares

12  Distribution Plan

12  How do the funds price their shares?

13  Fund distributions and taxes

13  Financial highlights

[SCALE LOGO OMITTED]


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Performance of class IB shares for the period prior to April 6, 1998 for Putnam VT Diversified Income Fund and Putnam VT Growth and Income Fund, and prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund and Putnam VT New Value Fund, is based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus of the separate account issued by the participating insurance company or your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUTNAM VT DIVERSIFIED INCOME FUND

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that

* are obligations of corporations and governments  worldwide,

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% - 65% of the fund's net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector: lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment-grade and lower-rated securities.

We will not invest less than 15% of the fund's net assets in U.S.
government securities.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments in which the fund may invest may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994      -4.23%
1995      19.13%
1996       8.81%
1997       7.38%
1998      -1.37%
1999       1.66%
2000       0.19%
2001       3.82%


Year-to-date performance through 3/31/2002 was 1.85%. During the periods shown in the bar chart, the highest return for a quarter was 5.97% (quarter ending 6/30/95) and the lowest return for a quarter was -4.94% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                         Since
                                    Past       Past    inception
                                  1 year     5 years   (9/15/93)
-------------------------------------------------------------------------------
Class IA                           3.82%      2.29%      4.34%
Class IB                           3.51%      2.10%      4.16%
Lehman Aggregate Bond Index        8.44%      7.43%      6.66%
Salomon Brothers Non-U.S. World
Government Bond Index             -3.54%      0.11%      3.50%
Credit Suisse First Boston High
Yield Bond Index                   5.79%      3.25%      5.87%
-------------------------------------------------------------------------------

The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index that is frequently used as a broad market measure for U.S denominated investment-grade fixed-income securities; the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index of bonds issued by ten countries, excluding the United States; and the Credit Suisse First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate to long-term maturities (three years or longer). We invest mainly in large companies.

Under normal market conditions, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks, and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999      -0.36%
2000       9.82%
2001       0.74%


Year-to-date performance through 3/31/2002 was 1.84%. During the periods shown in the bar chart, the highest return for a quarter was 5.25% (quarter ending 9/30/00) and the lowest return for a quarter was -6.80% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IA                                      0.74%      3.71%
Class IB                                      0.46%      3.56%
S&P/Barra Value Index                       -11.71%      1.93%
Lehman Aggregate Bond Index                   8.44%      6.91%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended July 31, 1999. The fund's performance is compared to the Standard & Poor's/Barra Value Index, which is an unmanaged index of capitalization-weighted stocks chosen for their value orientation and to the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds. The fund's performance was previously compared to the Standard & Poor's 500 Index, which is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance and to the Lehman Government/Corporate Bond Index, which is an unmanaged index of publicly issued U.S. governmental and corporate debt obligations used as a general measure of the performance of fixed-income securities. The Standard & Poor's 500 Index and the Lehman Government/Corporate Bond Index were replaced by the Standard & Poor's/Barra Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods of the fund ending on 12/31/01 were -11.89% and 2.20% for the Standard & Poor's 500 Index and 8.51% and 6.82% for the Lehman Government/Corporate Bond Index.

PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1992      9.75%
1993     14.27%
1994      0.35%
1995     36.71%
1996     21.92%
1997     24.15%
1998     15.42%
1999      1.59%
2000      8.11%
2001     -6.16%


Year-to-date performance through 3/31/2002 was 2.78%. During the periods shown in the bar chart, the highest return for a quarter was 16.62% (quarter ending 12/31/98) and the lowest return for a quarter was -11.00% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year    5 years   10 years
-------------------------------------------------------------------------------
Class IA                          -6.16%      8.11%     11.97%
Class IB                          -6.39%      7.93%     11.80%
S&P/Barra Value Index            -11.71%      9.49%     13.10%
-------------------------------------------------------------------------------

The fund's performance is compared to the Standard & Poor's/Barra Value Index, which is an unmanaged index of capitalization-weighted stocks chosen for their value orientation. The fund's performance was previously compared to the Standard & Poor's 500 Index, which is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The Standard & Poor's 500 Index was replaced by the Standard & Poor's/Barra Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-years and 10-years periods ending on 12/31/01 were -11.89%, 10.70% and 12.93% for the Standard & Poor's 500 Index.

PUTNAM VT HIGH YIELD FUND

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES -- LOWER-RATED BONDS

We invest mainly in bonds that

* are obligations of U.S. corporations

* are below investment-grade in quality (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest at least 80% of the fund's net assets in securities rated below investment-grade.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests mainly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1992      18.98%
1993      19.57%
1994      -0.94%
1995      18.32%
1996      12.81%
1997      14.34%
1998      -5.86%
1999       5.92%
2000      -8.45%
2001       4.00%


Year-to-date performance through 3/31/2002 was 1.87%. During the periods shown in the bar chart, the highest return for a quarter was 9.71% (quarter ending 3/31/92) and the lowest return for a quarter was -9.95% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year    5 years   10 years
-------------------------------------------------------------------------------
Class IA                           4.00%      1.66%      7.40%
Class IB                           3.78%      1.53%      7.25%
Credit Suisse First Boston High
Yield Bond Index                   5.79%      3.25%      7.84%
-------------------------------------------------------------------------------

The fund's performance is compared to the Credit Suisse First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

PUTNAM VT INCOME FUND

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- BONDS

We invest mainly in bonds that

* are obligations of corporations and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

* The risk that the issuers of the fund's investments will fail to make timely payments of interest and principal. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

PERFORMANCE INFORMATION

Prior to April 9, 1999, the fund's policies required it to invest at least 25% of its assets in U.S. government securities and limited the amount of assets invested in securities rated below A. Consequently, the historic information in the table does not reflect the fund's performance under its current investment policies.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1992      7.49%
1993     11.28%
1994     -3.23%
1995     20.44%
1996      2.42%
1997      8.64%
1998      8.25%
1999     -2.07%
2000      8.01%
2001      7.53%


Year-to-date performance through 3/31/2002 was 0.25%. During the periods shown in the bar chart, the highest return for a quarter was 6.78% (quarter ending 6/30/95) and the lowest return for a quarter was -3.17% (quarter ending 3/31/96).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year    5 years   10 years
-------------------------------------------------------------------------------
Class IA                           7.53%      5.99%      6.68%
Class IB                           7.30%      5.83%      6.52%
Lehman Aggregate Bond Index        8.44%      7.43%      7.23%
-------------------------------------------------------------------------------

The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds.

PUTNAM VT INTERNATIONAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States. We first select the countries and industries we believe are attractive, then we look for companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998     18.69%
1999     60.21%
2000     -9.48%
2001    -20.41%


Year-to-date performance through 3/31/2002 was 1.34%. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                         Since
                                              Past      inception
                                             1 year     (1/2/97)
-------------------------------------------------------------------------------
Class IA                                    -20.41%      9.75%
Class IB                                    -20.61%      9.58%
MSCI EAFE Index                             -21.44%      0.89%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INVESTORS FUND

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999     30.13%
2000    -18.47%
2001    -24.61%


Year-to-date performance through 3/31/2002 was -3.63%. During the periods shown in the bar chart, the highest return for a quarter was 24.67% (quarter ending 12/31/99) and the lowest return for a quarter was -20.15% (quarter ending 3/31/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IA                                    -24.61%     -1.87%
Class IB                                    -24.78%     -2.04%
S&P 500 Index                               -11.89%      2.20%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998      6.26%
1999      0.27%
2000     22.59%
2001      3.53%


Year-to-date performance through 3/31/2002 was 3.74%. During the periods shown in the bar chart, the highest return for a quarter was 16.45% (quarter ending 12/31/98) and the lowest return for a quarter was -13.90% (quarter ending 9/30/01).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year     (1/2/97)
-------------------------------------------------------------------------------
Class IA                                      3.53%      9.74%
Class IB                                      3.32%      9.59%
Russell 3000 Value Index                     -4.33%     11.15%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Foreign investments. We may invest in foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

For Putnam VT Diversified Income Fund, we consider a foreign corporation to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S.

For Putnam VT Income Fund, we may invest in U.S. dollar-denominated fixed-income securities of foreign issuers.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Fixed-income investments. Fixed-income securities, which typically pay an unchanging rate of interest or dividends, include bonds and other debt. Each of the funds may invest in fixed-income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

For Putnam VT Income Fund, we invest most of the fund's assets in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in non-investment-grade investments. However, we may not invest in securities that are rated below B or the equivalent by each agency or are unrated investments we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT The George Putnam Fund of Boston, we invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest in non-investment-grade investments. However, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT High Yield Fund, we invest mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality.

For Putnam VT Diversified Income Fund we may invest up to 70% of the fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality.

For Putnam VT High Yield Fund and Putnam VT Diversified Income Fund, we may invest up to 15% and 5%, respectively, of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objectives may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Illiquid investments. For Putnam VT High Yield Fund, we may invest up to 15% of a fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing solely in the United States. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

----------------------------------------------------------------
                                              Management
Putnam VT Fund                                   Fees
----------------------------------------------------------------
Putnam VT Diversified Income Fund                0.68%
----------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston       0.65%
----------------------------------------------------------------
Putnam VT Growth and Income Fund                 0.46%
----------------------------------------------------------------
Putnam VT High Yield Fund                        0.67%
----------------------------------------------------------------
Putnam VT Income Fund                            0.60%
----------------------------------------------------------------
Putnam VT International Growth Fund              0.76%
----------------------------------------------------------------
Putnam VT Investors Fund                         0.60%
----------------------------------------------------------------
Putnam VT New Value Fund                         0.70%
----------------------------------------------------------------

The following teams of Putnam Management have primary responsibility, and their members have joint responsibility, for the day-to-day management of the relevant fund's portfolio.

----------------------------------------------------------------
Fund name                      Putnam Management Team
----------------------------------------------------------------
Putnam VT Diversified          Core Fixed-Income Team
Income Fund

Putnam VT The George Putnam    Large-Cap Value and Core
Fund of Boston                 Fixed-Income Teams

Putnam VT Growth and           Large-Cap Value Team
Income Fund

Putnam VT High Yield Fund      Core Fixed-Income High-Yield Team

Putnam VT Income Fund          Core Fixed-Income Team

Putnam VT International        International Core Team
Growth Fund

Putnam VT Investors Fund       U.S. Large-Cap Core Team

Putnam VT New Value Fund       Large-Cap Value Team
----------------------------------------------------------------

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 5912 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.




FINANCIAL HIGHLIGHTS
CLASS IA
---------------------------------------------------------------------------------------------------------------------------------
                               Investment Operations                                          Less Distributions:
                                                     Net
                       Net                           Realized and                                      From
                       Asset                         Unrealized                        From            Net
                       Value,       Net              Gain (Loss)      Total from       Net             Realized        From
                       Beginning    Investment       on               Investment       Investment      Gain on         Return
Period ended           of Period    Income (Loss)    Investments      Operations       Income          Investments     of Capital
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001       $ 9.15      $  .78 (a)       $   (.44)        $  .34           $(.68)          $ --              $--
December 31, 2000         9.92         .80 (a)           (.78)           .02            (.79)            --               --
December 31, 1999        10.49         .80 (a)           (.63)           .17            (.74)            --               --
December 31, 1998        11.31         .86 (a)           (.99)          (.13)           (.48)          (.21)              --
December 31, 1997        11.27         .82 (a)           (.05)           .77            (.63)          (.10)              --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001       $10.96      $  .31 (a)       $   (.24)        $  .07           $(.30)          $ --              $--
December 31, 2000         9.98         .19 (a)            .79            .98              --             --               --
December 31, 1999        10.28         .32 (a)           (.36)          (.04)           (.23)          (.02)            (.01)
December 31, 1998****    10.00         .18 (a)(b)         .19            .37            (.09)            --               --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001       $25.85      $  .35 (a)         $(1.94)        $(1.59)          $(.41)       $  (.29)             $--
December 31, 2000        26.80         .40 (a)           1.49           1.89            (.50)         (2.34)              --
December 31, 1999        28.77         .47 (a)            .01            .48            (.41)         (2.04)              --
December 31, 1998        28.32         .44 (a)           3.77           4.21            (.50)         (3.26)              --
December 31, 1997        24.56         .48               5.07           5.55            (.52)         (1.27)              --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001       $ 8.98      $  .91 (a)       $   (.55)        $  .36         $ (1.26)          $ --              $--
December 31, 2000        11.09        1.14 (a)          (1.97)          (.83)          (1.28)            --               --
December 31, 1999        11.70        1.13 (a)           (.48)           .65           (1.26)            --               --
December 31, 1998        13.62        1.31 (a)          (1.98)          (.67)          (1.08)          (.17)              --
December 31, 1997        12.96        1.06                .65           1.71            (.94)          (.11)              --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001       $12.61      $  .70 (a)        $   .21         $  .91          $ (.87)          $ --              $--
December 31, 2000        12.52         .84 (a)            .11            .95            (.86)            --               --
December 31, 1999        13.73         .78 (a)          (1.05)          (.27)           (.73)          (.21)              --
December 31, 1998        13.42         .82 (a)            .24           1.06            (.75)            --               --
December 31, 1997        13.21         .88                .18           1.06            (.85)            --               --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001       $17.72      $  .13 (a)         $(3.62)        $(3.49)         $ (.06)      $  (1.75)             $--
December 31, 2000        21.66         .31 (a)          (2.05)         (1.74)           (.41)         (1.79)              --
December 31, 1999        13.52         .08 (a)           8.06           8.14              --             --               --
December 31, 1998        11.43         .11 (a)           2.03           2.14            (.04)            --             (.01)
December 31, 1997**      10.00         .05 (b)           1.56           1.61            (.07)          (.10)            (.01)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001       $12.36      $  .03 (a)         $(3.07)       $ (3.04)         $ (.01)         $  --              $--
December 31, 2000        15.16         .01 (a)          (2.81)         (2.80)             --             --               --
December 31, 1999        11.65         .01 (a)           3.50           3.51              --             --               --
December 31, 1998****    10.00         .02 (a)(b)        1.65           1.67            (.01)            --             (.01)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001       $13.52      $  .18 (a)        $   .28        $   .46          $ (.14)       $  (.37)             $--
December 31, 2000        11.86         .21 (a)           2.27           2.48            (.18)          (.64)              --
December 31, 1999        12.03         .18 (a)           (.14)           .04              -- (e)       (.21)              --
December 31, 1998        11.76         .16 (a)            .57            .73            (.23)          (.23)              --
December 31, 1997**      10.00         .18 (a)           1.58           1.76              --             --               --
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        Total                                        Ratio of Net
                                                        Investment                   Ratio of        Investment
                                                        Return at    Net Assets,     Expenses        Income (Loss)
                       Total          Net Asset Value,  Net Asset    End of Period   to Average Net  to Average      Portfolio
                       Distributions  End of Period     Value (%)(c) (in thousands)  Assets (%)(d)   Net Assets (%)  Turnover (%)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001        $  (.68)       $ 8.81          3.82           $  491,673     .79              8.83          139.13 (f)
December 31, 2000           (.79)         9.15           .19              537,743     .78              8.62          169.27
December 31, 1999           (.74)         9.92          1.66              623,737     .78              7.86          117.02
December 31, 1998           (.69)        10.49         (1.37)             669,053     .78              7.94          186.80
December 31, 1997           (.73)        11.31          7.38              608,148     .80              7.43          282.56
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001         $ (.30)       $10.73           .74           $  387,517     .76              2.92          334.64 (f)
December 31, 2000             --         10.96          9.82              305,564     .76              3.44          154.53
December 31, 1999           (.26)         9.98          (.36)             276,553     .83              3.04          173.41
December 31, 1998****       (.09)        10.28          3.69 *            113,202     .57 (b)*         1.84 (b)*      99.85 *
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001        $  (.70)       $23.56         (6.16)         $ 7,216,388     .51              1.42           32.75
December 31, 2000          -2.84         25.85          8.11            8,675,872     .50              1.63           55.04
December 31, 1999          -2.45         26.80          1.59            9,567,077     .50              1.66           53.68
December 31, 1998          -3.76         28.77         15.42            9,948,386     .50              1.59           63.62
December 31, 1997          -1.79         28.32         24.15            8,337,334     .51              2.08           64.96
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001        $ (1.26)       $ 8.08          4.00            $ 647,505     .76             10.99           81.97
December 31, 2000          (1.28)         8.98         (8.45)             709,534     .74             11.46           69.05
December 31, 1999          (1.26)        11.09          5.92              964,590     .72             10.18           52.96
December 31, 1998          (1.25)        11.70         (5.86)           1,032,892     .71             10.31           52.00
December 31, 1997          (1.05)        13.62         14.34            1,025,298     .72              9.26           84.61
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001        $  (.87)       $12.65          7.53            $ 879,911     .68              5.60          250.79 (f)
December 31, 2000           (.86)        12.61          8.01              806,452     .67              6.94          238.00
December 31, 1999           (.94)        12.52         (2.07)             935,800     .67              6.07          220.90
December 31, 1998           (.75)        13.73          8.25            1,000,161     .67              6.13          233.04
December 31, 1997           (.85)        13.42          8.64              789,540     .69              6.58          194.29
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001        $ (1.81)       $12.42        (20.41)           $ 521,192     .94               .93           69.81
December 31, 2000          (2.20)        17.72         (9.48)             696,527     .94              1.62           78.84
December 31, 1999             --         21.66         60.21              627,368    1.02               .51          107.38
December 31, 1998           (.05)        13.52         18.69              317,602    1.07               .84           98.31
December 31, 1997**         (.18)        11.43         16.13              150,884    1.20 (b)           .79 (b)       75.18
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001        $  (.01)       $ 9.31        (24.61)           $ 597,312     .66               .23           98.05
December 31, 2000             --         12.36        (18.47)             905,213     .65               .08           76.32
December 31, 1999             --         15.16         30.13              867,151     .71               .05           65.59
December 31, 1998****       (.02)        11.65         16.66 *            243,296     .57 (b)*          .19 (b)*      42.97 *
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001        $  (.51)       $13.47          3.53            $ 455,975     .79              1.32           74.80
December 31, 2000           (.82)        13.52         22.59              302,930     .79              1.75           83.62
December 31, 1999           (.21)        11.86           .27              249,092     .80              1.40           98.21
December 31, 1998           (.46)        12.03          6.26              255,754     .81              1.34          130.96
December 31, 1997**           --         11.76         17.60              195,391     .85              1.59           64.15
---------------------------------------------------------------------------------------------------------------------------------





FINANCIAL HIGHLIGHTS
CLASS IB
---------------------------------------------------------------------------------------------------------------------------------
                               Investment Operations                                          Less Distributions:
                                                     Net
                       Net                           Realized and                                      From
                       Asset                         Unrealized                        From            Net
                       Value,       Net              Gain (Loss)      Total from       Net             Realized        From
                       Beginning    Investment       on               Investment       Investment      Gain on         Return
Period ended           of Period    Income (Loss)    Investments      Operations       Income          Investments     of Capital
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001       $ 9.11      $  .76 (a)       $ (.45)          $  .31           $  (.67)        $ --              $--
December 31, 2000         9.90         .78 (a)         (.78)              --              (.79)          --               --
December 31, 1999        10.47         .78 (a)         (.62)             .16              (.73)          --               --
December 31, 1998***     10.95         .62 (a)        (1.10)            (.48)               --           --               --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001       $10.94      $  .29 (a)       $ (.25)          $  .04           $  (.29)        $ --              $--
December 31, 2000         9.98         .18 (a)          .78              .96                --           --               --
December 31, 1999        10.28         .30 (a)         (.34)            (.04)             (.23)        (.02)            (.01)
December 31, 1998****    10.00         .17 (a)(b)       .20              .37              (.09)          --               --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001       $25.76      $  .29 (a)       $(1.93)          $(1.64)          $  (.39)      $ (.29)             $--
December 31, 2000        26.75         .36 (a)         1.48             1.84              (.49)       (2.34)              --
December 31, 1999        28.75         .41 (a)          .04              .45              (.41)       (2.04)              --
December 31, 1998***     28.02         .26 (a)          .47              .73                --           --               --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001       $ 8.97      $  .88 (a)       $ (.54)          $  .34           $ (1.25)        $ --              $--
December 31, 2000        11.08        1.13 (a)        (1.97)            (.84)            (1.27)          --               --
December 31, 1999        11.70        1.11 (a)         (.47)             .64             (1.26)          --               --
December 31, 1998****    12.99         .79 (a)        (2.08)           (1.29)               --           --               --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001       $12.58      $  .65 (a)       $  .23           $  .88           $  (.86)        $ --              $--
December 31, 2000        12.51         .81 (a)          .11              .92              (.85)          --               --
December 31, 1999        13.73         .76 (a)        (1.04)            (.28)             (.73)        (.21)              --
December 31, 1998****    12.88         .50 (a)          .35              .85                --           --               --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001       $17.67      $  .09 (a)      $ (3.61)         $ (3.52)          $  (.04)      $(1.75)             $--
December 31, 2000        21.63         .21 (a)        (1.97)           (1.76)             (.41)       (1.79)              --
December 31, 1999        13.51         .05 (a)         8.07             8.12                --           --               --
December 31, 1998****    13.44        (.04)(a)          .15              .11              (.03)          --             (.01)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001       $12.31      $  .01 (a)      $ (3.06)         $ (3.05)           $   --         $ --              $--
December 31, 2000        15.13        (.01)(a)        (2.81)           (2.82)               --           --               --
December 31, 1999        11.64        (.01)(a)         3.50             3.49                --           --               --
December 31, 1998****    10.00         .01 (a)(b)      1.64             1.65              (.01)          --               -- (e)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001       $13.49      $  .14 (a)       $  .29           $  .43           $  (.13)      $ (.37)             $--
December 31, 2000        11.85         .20 (a)         2.26             2.46              (.18)        (.64)              --
December 31, 1999        12.02         .17 (a)         (.13)             .04                --         (.21)              --
December 31, 1998****    11.91         .13 (a)          .13              .26              (.13)        (.02)              --
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        Total                                        Ratio of Net
                                                        Investment                   Ratio of        Investment
                                                        Return at    Net Assets,     Expenses        Income (Loss)
                       Total          Net Asset Value,  Net Asset    End of Period   to Average Net  to Average      Portfolio
                       Distributions  End of Period     Value (%)(c) (in thousands)  Assets (%)(d)   Net Assets (%)  Turnover (%)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001        $  (.67)       $ 8.75          3.51           $  92,828      1.01             8.58          139.13 (f)
December 31, 2000           (.79)         9.11          (.07)             68,832       .93             8.45          169.27
December 31, 1999           (.73)         9.90          1.65              23,182       .93             7.67          117.02
December 31, 1998***          --         10.47         (4.38) *            1,963       .69 *           5.74 *        186.80
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001        $  (.29)       $10.69           .46           $ 156,821       .98             2.69          334.64 (f)
December 31, 2000             --         10.94          9.62              94,236       .91             3.27          154.53
December 31, 1999           (.26)         9.98          (.41)             38,566       .98             3.00          173.41
December 31, 1998****       (.09)        10.28          3.69 *             1,924       .67 (b)*        1.74 (b)*      99.85 *
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001        $  (.68)       $23.44         (6.39)          $ 709,842       .73             1.22           32.75
December 31, 2000          (2.83)        25.76          7.92             513,216       .65             1.47           55.04
December 31, 1999          (2.45)        26.75          1.47             162,112       .65             1.55           53.68
December 31, 1998***          --         28.75          2.61 *             7,583       .49 *           1.20 *         63.62
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001        $ (1.25)       $ 8.06          3.78           $  64,972       .98            10.71           81.97
December 31, 2000          (1.27)         8.97         (8.51)             38,039       .89            11.61           69.05
December 31, 1999          (1.26)        11.08          5.81              17,646       .87            10.01           52.96
December 31, 1998****         --         11.70         (9.93) *            1,840       .58 *           7.63 *         52.00
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001        $  (.86)       $12.60          7.30           $ 144,380       .90             5.26          250.79 (f)
December 31, 2000           (.85)        12.58          7.79              55,669       .82             6.74          238.00
December 31, 1999           (.94)        12.51         (2.16)             18,116       .82             6.14          220.90
December 31, 1998****         --         13.73          6.60 *             2,288       .56 *           4.03 *        233.04
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001        $ (1.79)       $12.36        (20.61)          $ 252,647      1.16              .66           69.81
December 31, 2000          (2.20)        17.67         (9.61)            197,754      1.09             1.13           78.84
December 31, 1999             --         21.63         60.10              40,448      1.17              .31          107.38
December 31, 1998****       (.04)        13.51           .81 *             1,234       .83 *           (.29)*         98.31
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001          $  --        $ 9.26        (24.78)          $ 261,025       .88              .02           98.05
December 31, 2000             --         12.31        (18.64)            279,598       .80             (.06)          76.32
December 31, 1999             --         15.13         29.98             101,795       .86             (.11)          65.59
December 31, 1998****       (.01)        11.64         16.54 *             2,619       .67 (b)*         .03 (b)*      42.97 *
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001        $  (.50)       $13.42          3.32           $  88,543      1.01             1.10           74.80
December 31, 2000           (.82)        13.49         22.37              30,806       .94             1.65           83.62
December 31, 1999           (.21)        11.85           .26               9,541       .95             1.43           98.21
December 31, 1998****       (.15)        12.02          2.28 *               414       .65 *           1.26 *        130.96
---------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Highlights
*       Not annualized.
**      For the period January 2, 1997 (commencement of operations) to December 31, 1997.
***     For the period April 6, 1998 (commencement of operations) to December 31, 1998.
****    For the period April 30, 1998 (commencement of operations) to December 31, 1998.
(a)     Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b)     Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses of the following funds reflect a reduction of the following amounts based on average net assets.
                                                             12/31/98  12/31/97
                                                              -------   -------
        Putnam VT The George Putnam Fund of Boston Class IA     0.28%
        Putnam VT The George Putnam Fund of Boston Class IB     0.28%
        Putnam VT International Growth Fund Class IA                      0.10%
        Putnam VT Investors Fund Class IA                       0.02%
        Putnam VT Investors Fund Class IB                       0.02%
(c)     Total return assumes dividend reinvestment.
(d)     Includes amounts paid through expense offset and brokerage service arrangements.
(e)     Amount represents less than $0.01 per share.
(f)     Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




THIS PAGE INTENTIONALLY LEFT BLANK


For more information
about the funds of
Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

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             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminvestments.com

             File No. 811--5346                             82014 4/02